UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2011

Date of reporting period: November 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Value Fund

November 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 20, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the annual reporting period ended November 30, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), for the six- and 12-month periods ended November 30, 2011.

The Fund declined and underperformed its benchmark for both the six-and 12-month periods ended November 30, 2011, before sales charges. Derivatives were utilized during both periods to implement active currency management. Currency management for both

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

periods contributed to performance. Futures were used for investment purposes and detracted nominally from returns for both periods.

For the 12-month period, security selection detracted from returns. Weakness was seen in the finance, industrial commodities and technology sectors. Sector selection also added to the deficit, due to an overweight in finance and an underweight in consumer cyclicals.

For the six-month period, security selection drove the underperformance, particularly in the finance, consumer cyclicals and technology sectors. Sector selection was also negative, owing to overweights in finance and industrial commodities and an underweight in consumer cyclicals.

Market Review and Investment Strategy

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as heightened risk aversion caused investors to pull back sharply. Following a five-month slump, markets reversed course in October when European leaders agreed on a rescue plan for the euro area. But the relief rally was short-lived, as markets again turned negative amid fears the situation was escalating to dangerous new levels and on signs that the contagion was spreading from the region’s peripheral economies to its core ones.

The Global Value Senior Investment Management Team (the “Team”) is emphasizing companies with strong free cash flow generation that are selling at attractive valuations. The Team believes these opportunities are available across a wide range of sectors.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns.These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

These risks are more fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund*

Class A	-18.32%	-7.32%

Class B**	-18.69%	-7.99%

Class C	-18.61%	-7.95%

Advisor Class†	-18.21%	-7.01%

Class R†	-18.43%	-7.45%

Class K†	-18.37%	-7.24%

Class I†	-18.25%	-6.96%

MSCI World Index (net)	-11.66%	1.46%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced performance for all share classes of the Fund for the six and 12-month periods ended November 30, 2011, by 0.01%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/01 TO 11/30/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Fund Class A shares (from 11/30/01 to 11/30/11) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	-7.32%	-11.26%
5 Years	-9.26%	-10.05%
10 Years	1.76%	1.32%

Class B Shares
1 Year	-7.99%	-11.53%
5 Years	-9.98%	-9.98%
10 Years(a)	1.16%	1.16%

Class C Shares
1 Year	-7.95%	-8.84%
5 Years	-9.93%	-9.93%
10 Years	1.03%	1.03%

Advisor Class Shares†
1 Year	-7.01%	-7.01%
5 Years	-9.00%	-9.00%
10 Years	2.06%	2.06%

Class R Shares†
1 Year	-7.45%	-7.45%
5 Years	-9.49%	-9.49%
Since Inception*	-2.86%	-2.86%

Class K Shares†
1 Year	-7.24%	-7.24%
5 Years	-9.27%	-9.27%
Since Inception*	-2.63%	-2.63%

Class I Shares†
1 Year	-6.96%	-6.96%
5 Years	-8.90%	-8.90%
Since Inception*	-2.25%	-2.25%

The Fund’s current prospectus fee table shows the Fund’s total expense ratios as 1.59%, 2.38%, 2.32%, 1.29%, 1.85%, 1.58% and 1.15% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (“NAV”) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-19.44%
5 Years	-10.98%
10 Years	1.01%

Class B Shares
1 Year	-19.81%
5 Years	-10.91%
10 Years(a)	0.86%

Class C Shares
1 Year	-17.28%
5 Years	-10.86%
10 Years	0.72%

Advisor Class Shares†
1 Year	-15.63%
5 Years	-9.94%
10 Years	1.74%

Class R Shares†
1 Year	-16.11%
5 Years	-10.44%
Since Inception*	-3.09%

Class K Shares†
1 Year	-15.93%
5 Years	-10.21%
Since Inception*	-2.86%

Class I Shares†
1 Year	-15.51%
5 Years	-9.84%
Since Inception*	-2.47%

*	Inception dates: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$816.80	$7.10	1.56%
Hypothetical**	$1,000	$1,017.25	$7.89	1.56%
Class B
Actual	$1,000	$813.10	$10.82	2.38%
Hypothetical**	$1,000	$1,013.14	$12.01	2.38%
Class C
Actual	$1,000	$813.90	$10.46	2.30%
Hypothetical**	$1,000	$1,013.54	$11.61	2.30%
Advisor Class
Actual	$1,000	$817.90	$5.79	1.27%
Hypothetical**	$1,000	$1,018.70	$6.43	1.27%
Class R
Actual	$1,000	$815.70	$9.06	1.99%
Hypothetical**	$1,000	$1,015.09	$10.05	1.99%

Fund Expenses continued on next page

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$816.30	$7.92	1.74%
Hypothetical**	$1,000	$1,016.34	$8.80	1.74%
Class I
Actual	$1,000	$817.50	$6.01	1.32%
Hypothetical**	$1,000	$1,018.45	$6.68	1.32%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $87.1

*	All data are as of November 30, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Australia, Belgium, China, Hong Kong, India, New Zealand, Norway, Poland, South Africa, Spain, Thailand and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
BP PLC	$2,822,129	3.2%
Pfizer, Inc.	2,186,426	2.5
Hewlett-Packard Co.	1,882,712	2.2
AstraZeneca PLC	1,819,280	2.1
WellPoint, Inc.	1,627,588	1.9
Citigroup, Inc.	1,437,479	1.7
ING Groep NV	1,338,181	1.5
Johnson & Johnson	1,306,050	1.5
Time Warner Cable, Inc. – Class A	1,173,917	1.3
Viacom, Inc. – Class B	1,166,759	1.3
	$16,760,521	19.2%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.7%
Consumer Discretionary – 17.8%
Auto Components – 3.2%
Bridgestone Corp.	25,000	$579,301
GKN PLC	74,100	227,621
Lear Corp.	14,600	612,178
Magna International, Inc. – Class A(a)	16,260	580,128
Sumitomo Rubber Industries Ltd.	18,000	215,902
TRW Automotive Holdings Corp.(b)	18,072	590,231

		2,805,361

Automobiles – 5.2%
Bayerische Motoren Werke AG	4,590	347,954
Ford Motor Co.(b)	43,700	463,220
General Motors Co.(b)	31,200	664,248
Kia Motors Corp.	5,800	368,978
Mazda Motor Corp.(b)	110,000	200,611
Nissan Motor Co., Ltd.	104,700	961,492
Renault SA	22,300	835,590
Volkswagen AG (Preference Shares)	4,190	724,017

		4,566,110

Hotels, Restaurants & Leisure – 0.4%
Royal Caribbean Cruises Ltd.	10,900	302,039

Household Durables – 2.1%
Newell Rubbermaid, Inc.	30,844	471,913
NVR, Inc.(b)	700	468,895
Sharp Corp./Japan	87,000	887,862

		1,828,670

Media – 5.6%
Comcast Corp. – Class A	37,410	848,085
DIRECTV(b)	17,560	829,183
Gannett Co., Inc.	37,800	410,508
McGraw-Hill Cos., Inc. (The)	9,730	415,471
Time Warner Cable, Inc. – Class A	19,410	1,173,917
Viacom, Inc. – Class B	26,067	1,166,759

		4,843,923

Specialty Retail – 1.3%
GameStop Corp. – Class A(b)	21,600	499,392
Lowe’s Cos., Inc.	27,840	668,439

		1,167,831

		15,513,934

Financials – 15.9%
Commercial Banks – 5.5%
Banco do Brasil SA	34,200	457,677
BNP Paribas SA	15,343	610,774
CIT Group, Inc.(b)	4,260	144,244
KB Financial Group, Inc.	12,760	444,796
KBC Groep NV	22,400	250,924
Lloyds Banking Group PLC(b)	569,150	222,725

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi UFJ Financial Group, Inc.	91,100	$399,019
National Australia Bank Ltd.	26,900	673,565
National Bank of Canada	3,900	253,665
Societe Generale SA	23,907	584,103
Sumitomo Mitsui Financial Group, Inc.	11,500	319,869
Turkiye Is Bankasi – Class C	100,300	207,732
Turkiye Vakiflar Bankasi Tao – Class D	159,900	237,406

		4,806,499

Diversified Financial Services – 5.9%
Citigroup, Inc.	52,310	1,437,479
ING Groep NV(b)	171,580	1,338,181
JPMorgan Chase & Co.	33,700	1,043,689
Moody’s Corp.	21,600	749,736
ORIX Corp.	6,980	588,937

		5,158,022

Insurance – 4.3%
Aegon NV(b)	98,963	432,014
Allianz SE	10,540	1,095,359
Aviva PLC	68,414	335,800
Legal & General Group PLC	374,433	625,477
Muenchener Rueckversicherungs AG	2,600	328,586
Travelers Cos., Inc. (The)	16,730	941,063

		3,758,299

Real Estate Management & Development – 0.2%
Evergrande Real Estate Group Ltd.	329,000	137,601

		13,860,421

Energy – 14.2%
Energy Equipment & Services – 1.2%
Seadrill Ltd.	18,310	639,494
Transocean Ltd./Switzerland	8,900	381,365

		1,020,859

Oil, Gas & Consumable Fuels – 13.0%
BP PLC	389,670	2,822,129
China Petroleum & Chemical Corp. – Class H	386,000	408,711
ConocoPhillips	13,420	957,114
Devon Energy Corp.	12,600	824,796
ENI SpA	10,270	217,501
Gazprom OAO (Sponsored ADR)	51,510	592,365
JX Holdings, Inc.	125,600	798,768
LUKOIL OAO (London) (Sponsored ADR)	9,690	544,675
Marathon Oil Corp.	32,000	894,720
Marathon Petroleum Corp.	18,900	631,071
Nexen, Inc. (Toronto)	38,882	647,684
Petroleo Brasileiro SA (Sponsored ADR)	28,600	717,002
PTT PCL	37,500	368,143
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	25,330	884,737

		11,309,416

		12,330,275

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 10.8%
Biotechnology – 0.9%
Gilead Sciences, Inc.(b)	21,045	$838,643

Health Care Providers & Services – 2.9%
Health Net, Inc.(b)	1,276	39,735
UnitedHealth Group, Inc.	17,600	858,352
WellPoint, Inc.	23,070	1,627,588

		2,525,675

Pharmaceuticals – 7.0%
AstraZeneca PLC	39,500	1,819,280
Johnson & Johnson	20,180	1,306,050
Pfizer, Inc.	108,940	2,186,426
Roche Holding AG	4,800	763,556

		6,075,312

		9,439,630

Information Technology – 9.5%
Computers & Peripherals – 3.3%
Dell, Inc.(b)	29,270	461,295
Fujitsu Ltd.	54,000	287,365
Hewlett-Packard Co.	67,360	1,882,712
Seagate Technology PLC	12,675	216,742

		2,848,114

Electronic Equipment, Instruments & Components – 2.2%
AU Optronics Corp.	782,590	379,584
Corning, Inc.	75,800	1,005,866
LG Display Co., Ltd.	21,340	508,845

		1,894,295

Semiconductors & Semiconductor Equipment – 3.6%
Advanced Semiconductor Engineering, Inc.	299,000	270,437
Applied Materials, Inc.	58,800	633,864
Lam Research Corp.(b)	18,100	737,937
Micron Technology, Inc.(b)	97,850	586,121
Powertech Technology, Inc.	94,000	214,253
Samsung Electronics Co., Ltd.	670	609,780
Sumco Corp.(b)	11,000	93,259

		3,145,651

Software – 0.4%
Nintendo Co., Ltd.	2,300	350,146

		8,238,206

Consumer Staples – 6.5%
Beverages – 0.7%
Constellation Brands, Inc. – Class A(b)	32,480	632,385

Food & Staples Retailing – 1.5%
Delhaize Group SA	3,430	202,286
Kroger Co. (The)	48,604	1,126,641

		1,328,927

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 0.8%
Tyson Foods, Inc. – Class A	34,669	$698,234

Tobacco – 3.5%
Altria Group, Inc.	27,830	798,443
Japan Tobacco, Inc.	236	1,132,508
Lorillard, Inc.	9,910	1,106,154

		3,037,105

		5,696,651

Materials – 5.7%
Chemicals – 1.3%
Koninklijke DSM NV	10,892	530,416
LyondellBasell Industries NV	18,050	589,694

		1,120,110

Metals & Mining – 4.4%
Anglo American PLC	13,720	523,788
Exxaro Resources Ltd.	9,220	205,773
JFE Holdings, Inc.	27,300	502,511
KGHM Polska Miedz SA	7,800	309,986
New Gold, Inc.(b)	33,800	378,446
Rio Tinto PLC	15,400	810,743
Tata Steel Ltd.	12,100	90,681
Vale SA (Sponsored ADR) (Local Preference Shares)	15,300	334,611
Xstrata PLC	42,682	685,201

		3,841,740

		4,961,850

Industrials – 4.6%
Aerospace & Defense – 0.9%
Northrop Grumman Corp.	13,160	751,041

Airlines – 1.1%
Delta Air Lines, Inc.(b)	55,190	448,143
Deutsche Lufthansa (REG)	41,100	532,867

		981,010

Construction & Engineering – 1.1%
Bouygues SA	29,369	957,246

Industrial Conglomerates – 0.2%
Jardine Strategic Holdings Ltd.	7,000	207,595

Machinery – 0.6%
Ingersoll-Rand PLC	14,576	482,757

Professional Services – 0.2%
Randstad Holding NV	7,000	218,902

Road & Rail – 0.1%
Nippon Express Co., Ltd.	23,000	87,166

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.4%
Mitsubishi Corp.	15,700	$324,572

		4,010,289

Telecommunication Services – 4.5%
Diversified Telecommunication Services – 3.2%
CenturyLink, Inc.	17,850	669,732
Chorus Ltd.(b)	2,317	5,957
Nippon Telegraph & Telephone Corp.	16,800	828,550
Telecom Corp. of New Zealand Ltd.	11,589	18,516
Telecom Italia SpA (ordinary shares)	461,020	521,932
Telecom Italia SpA (savings shares)	373,700	365,146
Vivendi SA	16,390	378,052

		2,787,885

Wireless Telecommunication Services – 1.3%
Vodafone Group PLC	417,312	1,129,708

		3,917,593

Utilities – 4.2%
Electric Utilities – 1.7%
E.ON AG	44,790	1,108,716
NV Energy, Inc.	23,600	362,024

		1,470,740

Gas Utilities – 0.7%
Gas Natural SDG SA	37,300	649,347

Multi-Utilities – 1.8%
CenterPoint Energy, Inc.	11,080	220,492
CMS Energy Corp.	32,219	674,022
DTE Energy Co.	12,120	638,118

		1,532,632

		3,652,719

Total Common Stocks (cost $89,363,315)		81,621,568

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $595,355)	595,355	595,355

Total Investments Before Security Lending Collateral for Securities Loaned – 94.4% (cost $89,958,670)		82,216,923

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.8%
Investment Companies – 0.8%
AllianceBernstein Exchange Reserves – Class I, 0.15%(c) (cost $764,750)	764,750	$764,750

Total Investments – 95.2% (cost $90,723,420)		82,981,673
Other assets less liabilities – 4.8%		4,157,261

Net Assets – 100.0%		$87,138,934

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	81	December 2011	$2,323,386	$2,531,610	$208,224
S&P 500 E-Mini Index Future	40	December 2011	2,398,570	2,492,000	93,430

					$301,654

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Swedish Krona settling 2/15/12	21,099	$3,204,805	$3,107,418	$(97,387)
BNP Paribas SA:
Norwegian Krone settling 2/15/12	14,043	2,494,051	2,423,416	(70,635)
Credit Suisse London Branch (GFX):
Australian Dollar settling 2/15/12	603	606,076	614,870	8,794
Goldman Sachs International:
Great British Pound settling 2/15/12	988	1,575,643	1,549,021	(26,622)
HSBC BankUSA:
Euro settling 2/15/12	390	527,019	524,427	(2,592)
Royal Bank of Canada:
Swiss Franc settling 2/15/12	1,652	1,846,656	1,811,971	(34,685)
State Street Bank And Trust Co.:
Canadian Dollar settling 2/15/12	318	312,454	311,203	(1,251)
Swiss Franc settling 2/15/12	261	288,232	286,274	(1,958)
Swiss Franc settling 2/15/12	230	255,982	252,272	(3,710)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC Wholesale:
Australian Dollar settling 2/15/12	603	$612,889	$614,870	$(1,981)
Citibank N.A:
Euro settling 2/15/12	6,903	9,510,367	9,282,349	228,018
Royal Bank of Scotland PLC:
Euro settling 2/15/12	921	1,253,076	1,238,453	14,623
Japanese Yen settling 2/15/12	54,147	698,635	699,247	(612)
Standard Chartered Bank:
Japanese Yen settling 2/15/12	122,446	1,579,398	1,581,250	(1,852)
UBS AG:
Canadian Dollar settling 2/15/12	1,855	1,823,885	1,815,350	8,535

				$16,685

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $89,363,315)	$81,621,568	(a)
Affiliated issuers (cost $1,360,105—including investment of cash collateral for securities loaned of $764,750)	1,360,105
Cash	392,769	(b)
Foreign currencies, at value (cost $409,156)	399,505
Receivable for investment securities sold and foreign currency transactions	3,983,125
Dividends receivable	492,681
Unrealized appreciation of forward currency exchange contracts	259,970
Receivable for variation margin on futures contracts	201,085
Receivable for shares of beneficial interest sold	44,169

Total assets	88,754,977

Liabilities
Payable for collateral received on securities loaned	764,750
Unrealized depreciation of forward currency exchange contracts	243,285
Payable for shares of beneficial interest redeemed	241,873
Payable for investment securities purchased and foreign currency transactions	114,466
Advisory fee payable	53,062
Administrative fee payable	12,732
Distribution fee payable	10,244
Transfer Agent fee payable	6,280
Accrued expenses and other liabilities	169,351

Total liabilities	1,616,043

Net Assets	$87,138,934

Composition of Net Assets
Paid-in capital	$217,709,485
Undistributed net investment income	2,493,543
Accumulated net realized loss on investment and foreign currency transactions	(125,648,525)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(7,415,569)

	$87,138,934

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$17,279,673	2,164,183	$7.98	*

B	$2,200,845	285,703	$7.70

C	$4,336,771	560,024	$7.74

Advisor	$37,161,225	4,619,778	$8.04

R	$1,128,295	143,261	$7.88

K	$1,038,485	131,340	$7.91

I	$23,993,640	2,990,940	$8.02

(a)	Includes securities on loan with a value of $779,683 (see Note E).

(b)	An amount of $392,769 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2011.

*	The maximum offering price per share for Class A shares was $8.33 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2011

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $196,573)	$2,861,632
Affiliated issuers	1,842
Interest	275
Securities lending income	1,907	$2,865,656

Expenses
Advisory fee (see Note B)	835,742
Distribution fee—Class A	71,787
Distribution fee—Class B	31,097
Distribution fee—Class C	57,494
Distribution fee—Class R	6,887
Distribution fee—Class K	4,078
Transfer agency—Class A	24,585
Transfer agency—Class B	6,342
Transfer agency—Class C	7,609
Transfer agency—Advisor Class	54,141
Transfer agency—Class R	3,116
Transfer agency—Class K	3,263
Transfer agency—Class I	4,552
Registration fees	144,140
Custodian	140,859
Administrative	56,500
Audit	55,018
Trustees’ fees	54,404
Legal	41,574
Printing	21,452
Miscellaneous	7,623

Total expenses		1,632,263

Net investment income		1,233,393

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(2,326,077)
Futures contracts		(210,355)
Foreign currency transactions		363,654
Net change in unrealized appreciation/depreciation of:
Investments		(5,472,208	)(a)
Futures contracts		268,662
Foreign currency denominated assets and liabilities		1,188,271

Net loss on investment and foreign currency transactions		(6,188,053)

Net Decrease in Net Assets from Operations		$(4,954,660)

(a)	Net of increase in accrued foreign capital gains taxes of $461.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2011	Year Ended November 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,233,393	$1,458,106
Net realized loss on investment and foreign currency transactions	(2,172,778)	(4,715,211)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,015,275)	6,690,099

Net increase (decrease) in net assets from operations	(4,954,660)	3,432,994
Dividends to Shareholders from
Net investment income
Class A	(1,273,397)	(437,718)
Class B	(147,526)	(16,066)
Class C	(259,194)	(22,830)
Advisor Class	(2,921,862)	(1,151,378)
Class R	(59,485)	(26,566)
Class K	(73,765)	(15,883)
Class I	(1,206,642)	(326,297)
Transactions in Shares of Beneficial Interest
Net decrease	(26,904,756)	(71,814,683)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	368

Total decrease	(37,801,287)	(70,378,059)
Net Assets
Beginning of period	124,940,221	195,318,280

End of period (including undistributed net investment income of $2,493,543 and $6,648,910, respectively)	$87,138,934	$124,940,221

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Trustees. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2011:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$10,164,606		$5,349,328		$	– 0	–	$15,513,934
Financials	5,027,553		8,832,868			– 0	–	13,860,421
Energy	4,336,750		7,625,382			368,143		12,330,275
Health Care	6,856,794		2,582,836			– 0	–	9,439,630
Information Technology	5,524,537		2,713,669			– 0	–	8,238,206
Consumer Staples	4,361,857		1,334,794			– 0	–	5,696,651
Materials	968,140		3,993,710			– 0	–	4,961,850
Industrials	1,681,941		2,328,348			– 0	–	4,010,289
Telecommunication Services	675,689		3,241,904			– 0	–	3,917,593
Utilities	1,894,656		1,758,063			– 0	–	3,652,719
Short-Term Investments	595,355		– 0	–		– 0	–	595,355
Investments of Cash Collateral for Securities Loaned	764,750		– 0	–		– 0	–	764,750

Total Investments in Securities	42,852,628		39,760,902	+		368,143		82,981,673

Other Financial Instruments*:
Assets:
Futures Contracts	301,654		– 0	–		– 0	–	301,654	#
Forward Currency Exchange Contracts	– 0	–	259,970			– 0	–	259,970
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(243,285)			– 0	–	(243,285)

Total	$43,154,282		$39,777,587			$368,143		$83,300,012

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Energy			Total
Balance as of 11/30/10	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(5,976)			(5,976)
Purchases		374,119			374,119
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 11/30/11		$368,143			$368,143

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/11*		$(5,976)			$(5,976)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2011, such fee amounted to $56,500.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $57,726 for the year ended November 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,668 from the sale of Class A shares and received $960, $2,066 and $698 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$4,011	$39,904	$43,320	$595	$2

Brokerage commissions paid on investment transactions for the year ended November 30, 2011 amounted to $187,095, of which $2 and $354, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $77,625, $485,114, $166,626 and $40,947 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$79,531,037		$111,424,919
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$91,194,652

Gross unrealized appreciation	$4,757,569
Gross unrealized depreciation	(12,970,548)

Net unrealized depreciation	$(8,212,979)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended November 30, 2011, the Fund held futures contracts for non-hedging purposes.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

During the year ended November 30, 2011, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

At November 30, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$259,970		Unrealized depreciation of forward currency exchange contracts	$243,285

Equity contracts	Receivable/Payable for variation margin on futures contracts	301,654	*

Total		$561,624			$243,285

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended November 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$324,432	$1,166,380

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(210,355)	268,662

Total		$114,077	$1,435,042

For the year ended November 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $83,572,569 and the average monthly original value of futures contracts was $1,566,883.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2011, the Fund had securities on loan with a value of $779,683 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $764,750. The Fund received additional collateral on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $1,907 and $73 from borrowers

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$	– 0	–	$2,158	$1,393	$765	$0	*

*	Amount is less than $500.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class A
Shares sold	415,172	631,671	$3,835,592	$5,584,733

Shares issued in reinvestment of dividends	128,794	45,193	1,186,195	402,672

Shares converted from Class B	43,215	76,098	390,040	669,674

Shares redeemed	(1,394,741)	(3,132,943)	(12,628,109)	(27,748,042)

Net decrease	(807,560)	(2,379,981)	$(7,216,282)	$(21,090,963)

Class B
Shares sold	15,628	35,464	$142,162	$306,047

Shares issued in reinvestment of dividends	14,404	1,644	128,917	14,269

Shares converted to Class A	(44,619)	(78,421)	(390,040)	(669,674)

Shares redeemed	(110,776)	(194,141)	(976,333)	(1,658,712)

Net decrease	(125,363)	(235,454)	$(1,095,294)	$(2,008,070)

Class C
Shares sold	32,178	80,844	$289,625	$700,718

Shares issued in reinvestment of dividends	25,500	2,389	229,244	20,809

Shares redeemed	(223,943)	(258,069)	(1,989,471)	(2,205,531)

Net decrease	(166,265)	(174,836)	$(1,470,602)	$(1,484,004)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Advisor Class
Shares sold	315,162	662,361	$2,898,128	$5,894,118

Shares issued in reinvestment of dividends	309,910	127,319	2,866,665	1,140,776

Shares redeemed	(2,899,745)	(4,643,832)	(26,639,727)	(40,955,997)

Net decrease	(2,274,673)	(3,854,152)	$(20,874,934)	$(33,921,103)

Class R
Shares sold	25,612	55,344	$231,238	$483,851

Shares issued in reinvestment of dividends	6,529	3,019	59,483	26,566

Shares redeemed	(82,694)	(224,095)	(754,309)	(1,931,549)

Net decrease	(50,553)	(165,732)	$(463,588)	$(1,421,132)

Class K
Shares sold	68,334	159,160	$617,983	$1,417,237

Shares issued in reinvestment of dividends	8,079	1,795	73,761	15,882

Shares redeemed	(119,837)	(118,316)	(1,024,225)	(1,038,143)

Net increase (decrease)	(43,424)	42,639	$(332,481)	$394,976

Class I
Shares sold	644,717	140,367	$5,579,299	$1,265,124

Shares issued in reinvestment of dividends	130,872	36,498	1,206,642	326,297

Shares redeemed	(237,402)	(1,515,484)	(2,237,516)	(13,875,808)

Net increase (decrease)	538,187	(1,338,619)	$4,548,425	$(12,284,387)

For the year ended November 30, 2010, the Fund received $368 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2011.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$5,941,871	$1,996,738

Total taxable distributions	5,941,871	1,996,738

Total distributions paid	$5,941,871	$1,996,738

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Notes to Financial Statements

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,716,157
Accumulated capital and other losses	(125,289,791	)(a)
Unrealized appreciation/(depreciation)	(7,996,916	)(b)

Total accumulated earnings/(deficit)	$(130,570,550)

(a)

On November 30, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $125,289,791 of which $14,232,223 expires in the year 2016, $97,859,382 expires in the year 2017, $10,581,336 expires in the year 2018, and $2,616,850 expires in the year 2019. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments and passive foreign investment companies (PFICs).

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of gains/losses from passive foreign investment companies (PFICs), and return of capital distributions received from underlying securities resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.02	$ 8.88	$ 6.59	$ 16.19	$ 16.72

Income From Investment Operations
Net investment income(a)	.09	.07	.13	(b)	.23	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.69)	.16	2.16	(8.37)	.89

Net increase (decrease) in net asset value from operations	(.60)	.23	2.29	(8.14)	1.12

Less: Dividends and Distributions
Dividends from net investment income	(.44)	(.09)	– 0	–	(.19)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.44)	(.09)	– 0	–	(1.46)	(1.65)

Net asset value, end of period	$ 7.98	$ 9.02	$ 8.88	$ 6.59	$ 16.19

Total Return
Total investment return based on net asset value(c)	(7.32	)%*	2.57	%*	34.75	%*	(55.16	)%*	7.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,280	$26,794	$47,523	$60,737	$182,644
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62%	1.59	%(d)	1.50%	1.40%	1.30	%(d)
Expenses, before waivers/reimbursements	1.62%	1.59	%(d)	1.51%	1.40%	1.30	%(d)
Net investment income	.94%	.83	%(d)	1.84	%(b)	2.09%	1.35	%(d)
Portfolio turnover rate	72%	61%	53%	54%	25%

See footnote summary on page 44.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 8.71		$ 8.59		$ 6.43		$ 15.84	$ 16.42

Income From Investment Operations
Net investment income(a)	.01		.00	(e)	.06	(b)	.16	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.65)		.15		2.10		(8.21)	.90

Net increase (decrease) in net asset value from operations	(.64)		.15		2.16		(8.05)	.98

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(.03)		– 0	–	(.09)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.37)		(.03)		– 0	–	(1.36)	(1.56)

Net asset value, end of period	$ 7.70		$ 8.71		$ 8.59		$ 6.43	$ 15.84

Total Return
Total investment return based on net asset value(c)	(7.99	)% *	1.69	%*	33.59	%*	(55.49)%*	6.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,201		$3,581		$5,556		$6,599	$24,966
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.42%		2.38	%(d)	2.29%		2.14%	2.03	%(d)
Expenses, before waivers/reimbursements	2.42%		2.38	%(d)	2.31%		2.14%	2.03	%(d)
Net investment income	.13%		.03	%(d)	.90	%(b)	1.32%	.51	%(d)
Portfolio turnover rate	72%		61%		53%		54%	25%

See footnote summary on page 44.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.75	$ 8.62	$ 6.45	$ 15.87	$ 16.45

Income From Investment Operations
Net investment income(a)	.02	.01	.07	(b)	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.66)	.15	2.10	(8.23)	.89

Net increase (decrease) in net asset value from operations	(.64)	.16	2.17	(8.06)	.98

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.03)	– 0	–	(.09)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.37)	(.03)	– 0	–	(1.36)	(1.56)

Net asset value, end of period	$ 7.74	$ 8.75	$ 8.62	$ 6.45	$ 15.87

Total Return
Total investment return based on net asset value(c)	(7.95	)%*	1.80	%*	33.64	%*	(55.44	)%*	6.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,337	$6,355	$7,769	$8,835	$26,554
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.35%	2.32	%(d)	2.23%	2.11%	2.00	%(d)
Expenses, before waivers/reimbursements	2.35%	2.32	%(d)	2.24%	2.11%	2.00	%(d)
Net investment income	.22%	.12	%(d)	.94	%(b)	1.41%	.58	%(d)
Portfolio turnover rate	72%	61%	53%	54%	25%

See footnote summary on page 44.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.09	$ 8.95	$ 6.63	$ 16.30	$ 16.81

Income From Investment Operations
Net investment income(a)	.11	.10	.14	(b)	.30	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.68)	.16	2.18	(8.44)	.91

Net increase (decrease) in net asset value from operations	(.57)	.26	2.32	(8.14)	1.17

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.12)	– 0	–	(.26)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.48)	(.12)	– 0	–	(1.53)	(1.68)

Net asset value, end of period	$ 8.04	$ 9.09	$ 8.95	$ 6.63	$ 16.30

Total Return
Total investment return based on net asset value(c)	(7.01	)%*	2.90	%*	34.99	%*	(55.00	)%*	7.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,161	$62,660	$96,246	$82,449	$195,043
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.32%	1.29	%(d)	1.19%	1.09%	.99	%(d)
Expenses, before waivers/reimbursements	1.32%	1.29	%(d)	1.19%	1.09%	.99	%(d)
Net investment income	1.24%	1.13	%(d)	1.99	%(b)	2.48%	1.57	%(d)
Portfolio turnover rate	72%	61%	53%	54%	25%

See footnote summary on page 44.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.87	$ 8.75	$ 6.51	$ 16.04	$ 16.62

Income From Investment Operations
Net investment income(a)	.05	.05	.11	.22	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.66)	.14	2.13	(8.29)	.89

Net increase (decrease) in net asset value from operations	(.61)	.19	2.24	(8.07)	1.06

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.07)	– 0	–	(.19)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.38)	(.07)	– 0	–	(1.46)	(1.64)

Net asset value, end of period	$ 7.88	$ 8.87	$ 8.75	$ 6.51	$ 16.04

Total Return
Total investment return based on net asset value(c)	(7.45	)%*	2.22	%*	34.41	%*	(55.24	)%*	6.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,128	$1,720	$3,147	$3,578	$7,533
Ratio to average net assets of:
Expenses	1.94%	1.85	%(d)	1.69%	1.68%	1.59	%(d)
Net investment income	.62%	.60	%(d)	1.56%	1.90%	1.02	%(d)
Portfolio turnover rate	72%	61%	53%	54%	25%

See footnote summary on page 44.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.95	$ 8.84	$ 6.56	$ 16.14	$ 16.72

Income From Investment Operations
Net investment income(a)	.08	.08	.13	(b)	.26	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.67)	.14	2.15	(8.36)	.89

Net increase (decrease) in net asset value from operations	(.59)	.22	2.28	(8.10)	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.11)	– 0	–	(.21)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.45)	(.11)	– 0	–	(1.48)	(1.68)

Net asset value, end of period	$ 7.91	$ 8.95	$ 8.84	$ 6.56	$ 16.14

Total Return
Total investment return based on net asset value(c)	(7.24	)%*	2.47	%*	34.76	%*	(55.13	)%*	6.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,038	$1,565	$1,167	$599	$1,129
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.67%	1.58	%(d)	1.43%	1.43%	1.35	%(d)
Expenses, before waivers/reimbursements	1.67%	1.58	%(d)	1.43%	1.43%	1.35	%(d)
Net investment income	.89%	.90	%(d)	1.78	%(b)	2.23%	1.30	%(d)
Portfolio turnover rate	72%	61%	53%	54%	25%

See footnote summary on page 44.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.08	$ 8.94	$ 6.61	$ 16.25	$ 16.76

Income From Investment Operations
Net investment income(a)	.12	.11	.14	.28	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.69)	.16	2.19	(8.38)	.91

Net increase (decrease) in net asset value from operations	(.57)	.27	2.33	(8.10)	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.49)	(.13)	– 0	–	(.27)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.49)	(.13)	– 0	–	(1.54)	(1.69)

Net asset value, end of period	$ 8.02	$ 9.08	$ 8.94	$ 6.61	$ 16.25

Total Return
Total investment return based on net asset value(c)	(6.96	)%*	3.04	%*	35.25	%*	(54.95	)%*	7.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,994	$22,265	$33,910	$51,741	$56,417
Ratio to average net assets of:
Expenses	1.25%	1.15	%(d)	1.06%	1.01%	.95	%(d)
Net investment income	1.37%	1.26	%(d)	1.98%	2.47%	1.67	%(d)
Portfolio turnover rate	72%	61%	53%	54%	25%
See footnote summary on page 44.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.01%, 0.03%, 0.01% and 0.01%, respectively.

See notes to financial statements.

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein Global Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Value Fund of the AllianceBernstein Trust at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2012

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2011. For corporate shareholders, 20.15% of dividends paid qualify for the dividends received deduction.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2011, $196,573 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,134,442.

For the taxable year ended November 30, 2011, the Fund designates $2,873,337 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

2011 Federal Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(2), Senior Vice President Kevin F. Simms(2), Senior Vice President	Henry S. D’Auria(2), Vice President Eric J. Franco(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 79 (2001)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, # 69 (2001)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

Management of the Fund

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Sharon E. Fay 51	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Kevin F. Simms 45	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Henry S. D’Auria 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Eric J. Franco 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Trustees on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$125.9	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $84,021 (0.06% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.29 1.59 2.38 2.32 1.85 1.58 1.15	% % % % % % %	November 30

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:5

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$125.9	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum account size: $25m	0.559%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[6]
Global Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund as follows.

Fund	ITM Mutual Fund	Fee[7]
Global Value Fund	Alliance Global Value Stock A8	0.30%[9]

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2011 net assets versus the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee	0.250%[10]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

7	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 21, 2011 by Reuters was ¥81.05 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $12.3 million.

8	This ITM fund is privately placed or institutional.

9	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

10	The calculation excludes the performance fee.

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Fund.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Global Value Fund[15]	0.750	0.850	2/15

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to

11	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	The Fund’s EG includes the Fund, four other Global Large Cap Value Fund (“GLCV”), four Global Multi-Cap Core Funds (“GMLC”), four Global Large Cap Growth Funds (“GLCG”) and two Global Multi-Cap Growth Funds (“GMLG”).

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	61

include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Value Fund[18]	1.590	1.476	13/15	1.494	41/59

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.19

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

18	The Fund’s EU includes the Fund, EG and one other GLCV, GMLC, GLCG and GMLG funds, excluding outliers.

19	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Fund.

62	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,291, $239,139 and $10,868 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $82,877 in fees from the Fund.20

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

20	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	63

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

22	The Deli study was originally published in 2002 based on 1997 data.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

64	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund25 relative to its Lipper Performance Universe (“PU”)26 for the periods ended February 28, 2011.27

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	21.36	16.26	18.88	1/5	2/15
3 year	-6.85	-4.21	-2.98	5/5	14/14
5 year	-2.50	0.67	0.68	5/5	13/13

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)28 versus its benchmark.29 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Value Fund	21.36	-6.85	-2.50	3.67	24.13	-0.07	5
MSCI World Index (Net)	21.67	-0.42	2.73	4.40	19.20	0.12	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

25	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

26	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

27	Note that the current Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

28	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

29	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

30	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

66	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0151-1111

ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Value Fund

November 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 23, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) for the annual reporting period ended November 30, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index.

Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its bench-

mark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the six- and 12-month periods ended November 30, 2011.

During the six- and 12-month periods ended November 30, 2011, the Fund declined in absolute terms and underperformed its benchmark and the Russell 2500 Index. For the 12-month period, stock selection in financials, industrial resources and consumer growth detracted, with a partial offset by positive sector selection in consumer growth, consumer staples and capital equipment. During the six-month period, stock selection in financials, industrial resources and consumer staples were the main drivers of the underperformance. An underweight in consumer growth and capital equipment as well as an overweight in consumer staples helped temper the lag.

The Fund did not utilize derivatives during the six- and 12-month periods.

Market Review and Investment Strategy

U.S. equity markets began the first quarter of 2011 amid strong corporate earnings, encouraging economic data and an uptick in mergers. By midyear, investor anxiety started to build on concerns of the European sovereign debt crisis, and nervousness developed about the end of the Fed’s asset-purchasing program. The third quarter was plagued by a series of unfavorable events; Standard & Poor’s lowered its credit rating on U.S. government debt, global growth slowed, and fears of a European financial meltdown continued. Most recently, markets

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	1

reacted positively to favorable U.S. post-Thanksgiving 2011 retail sales and the coordinated action of the Federal Reserve, the European Central Bank, and several other central banks to lower the cost of dollar swaps and help ease strains in the financial markets.

Investors’ risk appetites have been curbed, and they are seeking safety by shortening their investment horizons. Mistrust in the future is creating large mispricings—fertile ground for stock-pickers, especially strategies with the research capabilities to take the long-term view. Several metrics suggest that the market is not rewarding deserving companies.

The current economic climate has allowed the U.S. Small/Mid Cap Value Senior Investment Management Team (the “Team”) to invest opportunistically in quality companies without sacrificing the Fund’s deep-value discipline. As the economy remains unsettled, the Fund’s emphasis continues to be at the stock-specific level where the trend is focused on attractively valued companies with solid balance sheets and strong free cash flow. The Team believes that the fundamental insights underpinning the Fund’s investments should be validated and rewarded once anxieties about global growth abate.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2500™ Value Index and the Russell 2500™ Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2500 small- to mid-cap value companies within the U.S.; the Russell 2500 Index represents the performance of 2500 small- to mid-cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Capitalization Size Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Value Fund

Class A	-13.80%	-1.57%

Class B†	-13.86%	-1.71%

Class C	-14.06%	-2.24%

Advisor Class‡	-13.62%	-1.23%

Class R‡	-13.85%	-1.73%

Class K‡	-13.75%	-1.50%

Class I‡	-13.64%	-1.23%

Russell 2500 Value Index	-12.62%	2.48%

Russell 2500 Index	-11.97%	4.65%

†       Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡        Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/01 TO 11/30/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Fund Class A shares (from 11/30/01 to 11/30/11) as compared to the performance of the Fund’s benchmark and the Russell 2500 Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	-1.57%	-5.77%
5 Years	2.00%	1.12%
10 Years	8.20%	7.74%

Class B Shares
1 Year	-1.71%	-5.64%
5 Years	1.80%	1.80%
10 Years(a)	7.74%	7.74%

Class C Shares
1 Year	-2.24%	-3.22%
5 Years	1.29%	1.29%
10 Years	7.45%	7.45%

Advisor Class Shares†
1 Year	-1.23%	-1.23%
5 Years	2.31%	2.31%
10 Years	8.52%	8.52%

Class R Shares†
1 Year	-1.73%	-1.73%
5 Years	1.82%	1.82%
Since Inception*	6.78%	6.78%

Class K Shares†
1 Year	-1.50%	-1.50%
5 Years	2.05%	2.05%
Since Inception*	4.27%	4.27%

Class I Shares†
1 Year	-1.23%	-1.23%
5 Years	2.31%	2.31%
Since Inception*	4.52%	4.52%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.33%, 2.09%, 2.05%, 1.03%, 1.60%, 1.30% and 0.96% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-12.28%
5 Years	1.05%
10 Years	7.18%

Class B Shares
1 Year	-12.02%
5 Years	1.71%
10 Years(a)	7.20%

Class C Shares
1 Year	-9.93%
5 Years	1.20%
10 Years	6.89%

Advisor Class Shares†
1 Year	-8.16%
5 Years	2.22%
10 Years	7.96%

Class R Shares†
1 Year	-8.63%
5 Years	1.73%
Since Inception*	6.75%

Class K Shares†
1 Year	-8.42%
5 Years	1.96%
Since Inception*	4.27%

Class I Shares†
1 Year	-8.20%
5 Years	2.21%
Since Inception*	4.52%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$862.00	$5.37	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%
Class B
Actual	$1,000	$861.40	$6.16	1.32%
Hypothetical**	$1,000	$1,018.45	$6.68	1.32%
Class C
Actual	$1,000	$859.40	$8.62	1.85%
Hypothetical**	$1,000	$1,015.79	$9.35	1.85%
Advisor Class
Actual	$1,000	$863.80	$3.97	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%
Class R
Actual	$1,000	$861.50	$6.30	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%
Class K
Actual	$1,000	$862.50	$5.14	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%
Class I
Actual	$1,000	$863.60	$3.97	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,374.5

TEN LARGEST HOLDINGS**

November 30, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Avnet, Inc.	$20,784,483	1.5%
Comerica, Inc.	19,961,630	1.5
Health Net, Inc.	19,763,312	1.4
Reliance Steel & Aluminum Co.	19,539,641	1.4
UGI Corp.	19,378,128	1.4
Arrow Electronics, Inc.	18,756,706	1.4
Dean Foods Co.	18,632,119	1.4
Platinum Underwriters Holdings Ltd.	18,592,200	1.4
Bristow Group, Inc.	18,575,998	1.3
CapitalSource, Inc.	18,386,757	1.3
	$192,370,974	14.0%

*	All data are as of November 30, 2011. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Financials – 25.6%
Capital Markets – 0.6%
Legg Mason, Inc.	296,400	$7,863,492

Commercial Banks – 7.7%
Associated Banc-Corp	763,765	7,943,156
CapitalSource, Inc.	2,850,660	18,386,757
Comerica, Inc.	791,500	19,961,630
Hancock Holding Co.	267,041	8,154,097
Huntington Bancshares, Inc./OH	3,197,900	16,788,975
Popular, Inc.(a)	7,183,653	10,703,643
Susquehanna Bancshares, Inc.	1,906,300	15,097,896
Webster Financial Corp.	476,200	9,381,140

		106,417,294

Insurance – 7.7%
Amtrust Financial Services, Inc.(b)	470,330	12,468,448
Aspen Insurance Holdings Ltd.	605,900	16,068,468
Endurance Specialty Holdings Ltd.	461,300	16,685,221
Platinum Underwriters Holdings Ltd.	540,000	18,592,200
Reinsurance Group of America, Inc. – Class A	315,400	16,243,100
Torchmark Corp.	296,730	12,637,731
Unum Group	565,750	12,735,033

		105,430,201

Real Estate Investment Trusts (REITs) – 7.5%
BioMed Realty Trust, Inc.	920,501	16,394,123
BRE Properties, Inc.	244,750	11,909,535
Camden Property Trust	194,900	11,251,577
DiamondRock Hospitality Co.	1,614,700	14,177,066
Entertainment Properties Trust	407,338	18,208,008
Glimcher Realty Trust	1,701,100	14,799,570
Home Properties, Inc.	183,900	10,108,983
Mid-America Apartment Communities, Inc.	116,300	6,666,316

		103,515,178

Thrifts & Mortgage Finance – 2.1%
First Niagara Financial Group, Inc.	930,100	8,184,880
People’s United Financial, Inc.	658,000	8,192,100
Washington Federal, Inc.	899,398	11,701,168

		28,078,148

		351,304,313

Information Technology – 17.1%
Communications Equipment – 0.6%
Arris Group, Inc.(a)	717,837	7,716,748

Computers & Peripherals – 0.9%
NCR Corp.(a)	441,800	7,727,082
Seagate Technology PLC	252,666	4,320,589

		12,047,671

10	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 8.6%
Anixter International, Inc.(a)	158,680	$9,744,539
Arrow Electronics, Inc.(a)	513,039	18,756,706
AU Optronics Corp. (Sponsored ADR)(b)	2,028,599	9,777,847
Avnet, Inc.(a)	697,700	20,784,483
Celestica, Inc.(a)	1,685,145	14,070,961
Flextronics International Ltd.(a)	2,443,020	14,584,829
Ingram Micro, Inc. – Class A(a)	413,710	7,450,917
Insight Enterprises, Inc.(a)	763,006	11,170,408
TTM Technologies, Inc.(a)	1,147,200	12,630,672

		118,971,362

IT Services – 2.2%
Amdocs Ltd.(a)	428,470	12,099,993
Convergys Corp.(a)	1,357,518	17,539,132

		29,639,125

Semiconductors & Semiconductor Equipment – 4.2%
Amkor Technology, Inc.(a)(b)	2,355,000	10,456,200
Entegris, Inc.(a)	1,716,800	14,472,624
Lam Research Corp.(a)	378,130	15,416,360
Micron Technology, Inc.(a)	1,445,395	8,657,916
MKS Instruments, Inc.	338,810	9,100,437

		58,103,537

Software – 0.6%
Take-Two Interactive Software, Inc.(a)	580,910	8,103,694

		234,582,137

Consumer Discretionary – 15.0%
Auto Components – 4.1%
Cooper Tire & Rubber Co.	1,120,600	15,016,040
Dana Holding Corp.(a)	942,350	11,741,681
Lear Corp.	396,120	16,609,312
TRW Automotive Holdings Corp.(a)	386,200	12,613,292

		55,980,325

Hotels, Restaurants & Leisure – 1.2%
Royal Caribbean Cruises Ltd.	603,510	16,723,262

Household Durables – 1.7%
Newell Rubbermaid, Inc.	941,200	14,400,360
NVR, Inc.(a)	12,290	8,232,456

		22,632,816

Media – 0.8%
Gannett Co., Inc.	1,044,800	11,346,528

Multiline Retail – 1.5%
Big Lots, Inc.(a)	311,080	12,477,419
Saks, Inc.(a)(b)	812,910	7,738,903

		20,216,322

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 4.5%
ANN, Inc.(a)	327,420	$7,681,273
Childrens Place Retail Stores, Inc. (The)(a)	306,100	16,489,607
GameStop Corp. – Class A(a)(b)	661,800	15,300,816
Office Depot, Inc.(a)	2,653,300	5,969,925
Signet Jewelers Ltd.	375,140	16,611,199

		62,052,820

Textiles, Apparel & Luxury Goods – 1.2%
Jones Group, Inc. (The)	1,577,610	17,117,069

		206,069,142

Utilities – 10.7%
Electric Utilities – 5.6%
Great Plains Energy, Inc.	590,210	12,418,018
NV Energy, Inc.	1,125,720	17,268,545
PNM Resources, Inc.	960,090	18,347,320
Portland General Electric Co.	691,570	17,323,828
Unisource Energy Corp.	326,550	12,043,164

		77,400,875

Gas Utilities – 2.6%
Atmos Energy Corp.	479,600	16,407,116
UGI Corp.	646,800	19,378,128

		35,785,244

Multi-Utilities – 2.5%
CMS Energy Corp.	805,925	16,859,951
NiSource, Inc.	758,325	17,373,226

		34,233,177

		147,419,296

Industrials – 8.6%
Airlines – 0.7%
Alaska Air Group, Inc.(a)	130,350	9,048,897

Commercial Services & Supplies – 0.5%
Avery Dennison Corp.	269,240	7,056,780

Construction & Engineering – 1.0%
Tutor Perini Corp.(a)	844,020	13,917,890

Electrical Equipment – 2.8%
EnerSys(a)	559,300	13,451,165
General Cable Corp.(a)	608,650	16,129,225
Thomas & Betts Corp.(a)	179,120	9,316,031

		38,896,421

Machinery – 1.3%
Timken Co.	432,400	18,165,124

Road & Rail – 0.0%
Con-way, Inc.	3,010	83,758

Trading Companies & Distributors – 2.3%
Aircastle Ltd.	1,515,900	17,614,758

12	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

WESCO International, Inc.(a)	259,050	$13,201,188

		30,815,946

		117,984,816

Materials – 6.1%
Chemicals – 3.0%
Ferro Corp.(a)	1,473,820	8,562,894
Huntsman Corp.	769,640	8,412,165
PolyOne Corp.	1,095,690	11,789,625
Westlake Chemical Corp.(b)	305,370	12,825,540

		41,590,224

Metals & Mining – 3.1%
Commercial Metals Co.	1,046,700	14,632,866
Reliance Steel & Aluminum Co.	397,875	19,539,641
Steel Dynamics, Inc.	612,900	8,078,022

		42,250,529

		83,840,753

Energy – 5.7%
Energy Equipment & Services – 1.3%
Bristow Group, Inc.	403,300	18,575,998

Oil, Gas & Consumable Fuels – 4.4%
Forest Oil Corp.(a)	579,300	9,291,972
Lone Pine Resources, Inc.(a)	354,812	2,657,542
Plains Exploration & Production Co.(a)	399,630	14,218,836
Stone Energy Corp.(a)	464,400	13,137,876
Teekay Corp.	492,750	13,609,755
Tesoro Corp.(a)	313,960	7,500,504

		60,416,485

		78,992,483

Consumer Staples – 5.7%
Beverages – 1.2%
Constellation Brands, Inc. – Class A(a)	836,875	16,293,956

Food Products – 4.5%
Dean Foods Co.(a)	1,833,870	18,632,119
Dole Food Co., Inc.(a)(b)	1,195,800	10,104,510
Smithfield Foods, Inc.(a)	635,800	15,570,742
Tyson Foods, Inc. – Class A	910,760	18,342,707

		62,650,078

		78,944,034

Health Care – 3.7%
Health Care Providers & Services – 3.7%
Health Net, Inc.(a)	634,660	19,763,312
LifePoint Hospitals, Inc.(a)	442,487	17,358,765
Molina Healthcare, Inc.(a)	618,022	13,503,781

		50,625,858

Total Common Stocks (cost $1,351,120,031)		1,349,762,832

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $31,026,778)	31,026,778	$31,026,778

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $1,382,146,809)		1,380,789,610

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.6%
Investment Companies – 3.6%
AllianceBernstein Exchange Reserves – Class I, 0.15%(c) (cost $48,560,473)	48,560,473	48,560,473

Total Investments – 104.0% (cost $1,430,707,282)		1,429,350,083
Other assets less liabilities – (4.0)%		(54,840,933)

Net Assets – 100.0%		$1,374,509,150

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,351,120,031)	$1,349,762,832	(a)
Affiliated issuers (cost $79,587,251 – including investment of cash collateral for securities loaned of $48,560,473)	79,587,251
Receivable for shares of beneficial interest sold	2,794,894
Dividends receivable	1,117,696

Total assets	1,433,262,673

Liabilities
Payable for collateral received on securities loaned	48,560,473
Payable for shares of beneficial interest redeemed	7,340,126
Payable for investment securities purchased	1,410,316
Advisory fee payable	688,441
Distribution fee payable	307,405
Transfer Agent fee payable	66,742
Administrative fee payable	12,522
Accrued expenses	367,498

Total liabilities	58,753,523

Net Assets	$1,374,509,150

Composition of Net Assets
Paid-in capital	$1,303,579,996
Undistributed net investment income	1,707,939
Accumulated net realized gain on investment transactions	70,578,414
Net unrealized depreciation on investments	(1,357,199)

	$1,374,509,150

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$553,923,113	34,376,883	$16.11	*

B	$30,972,641	2,001,919	$15.47

C	$137,490,884	9,000,463	$15.28

Advisor	$296,243,807	18,099,273	$16.37

R	$108,077,735	6,785,440	$15.93

K	$38,946,979	2,434,826	$16.00

I	$208,853,991	12,990,572	$16.08

(a)	Includes securities on loan with a value of $49,730,536 (see Note E).

*	The maximum offering price per share for Class A shares was $16.83 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2011

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $63,989)	$19,428,430
Affiliated issuers	57,791
Securities lending income	14,974	$19,501,195

Expenses
Advisory fee (see Note B)	11,227,917
Distribution fee—Class A	1,857,657
Distribution fee—Class B	418,672
Distribution fee—Class C	1,556,372
Distribution fee—Class R	547,923
Distribution fee—Class K	105,418
Transfer agency—Class A	1,074,571
Transfer agency—Class B	96,609
Transfer agency—Class C	299,355
Transfer agency—Advisor Class	530,643
Transfer agency—Class R	284,920
Transfer agency—Class K	84,334
Transfer agency—Class I	252,005
Registration fees	235,366
Custodian	205,310
Trustees’ fees	52,788
Audit	51,900
Legal	51,774
Printing	35,041
Administrative	21,006
Miscellaneous	43,320

Total expenses	19,032,901
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,748,065)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(305,144)

Net expenses		16,979,692

Net investment income		2,521,503

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		121,156,463
Net change in unrealized appreciation/depreciation of investments		(162,655,166)

Net loss on investment transactions		(41,498,703)

Net Decrease in Net Assets from Operations		$(38,977,200)

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2011		Year Ended November 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,521,503		$1,956,659
Net realized gain on investment transactions	121,156,463		109,397,955
Net change in unrealized appreciation/depreciation of investments	(162,655,166)		127,951,543

Net increase (decrease) in net assets from operations	(38,977,200)		239,306,157
Dividends to Shareholders from
Net investment income
Class A	(475,553)		(1,273,554)
Class B	(32,822)		(230,065)
Advisor Class	(888,248)		(993,697)
Class R	– 0	–	(119,069)
Class K	(71,866)		(110,330)
Class I	(940,776)		(803,988)
Transactions in Shares of Beneficial Interest
Net increase	91,785,853		113,123,313
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	98,384

Total increase	50,399,388		348,997,151
Net Assets
Beginning of period	1,324,109,762		975,112,611

End of period (including undistributed net investment income of $1,707,939 and $1,595,701, respectively)	$1,374,509,150		$1,324,109,762

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

18	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Trustees. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	19

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2011:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,349,762,832		$	– 0	–	$	– 0	–	$1,349,762,832
Short-Term Investments	31,026,778			– 0	–		– 0	–	31,026,778
Investments of Cash Collateral for Securities Loaned	48,560,473			– 0	–		– 0	–	48,560,473

Total Investments in Securities	1,429,350,083			– 0	–		– 0	–	1,429,350,083
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,429,350,083		$	– 0	–	$	– 0	–	$1,429,350,083

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

20	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	21

Notes to Financial Statements

the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on February 29, 2012. For the year ended November 30, 2011, such reimbursement waivers amounted to $1,748,065.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2011, such fee amounted to $21,006.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $884,057 for the year ended November 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $19,601 from the sale of Class A shares and received $15,860, $10,416 and $16,630 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end

22	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$59,959	$598,701	$627,633	$31,027	$55

Brokerage commissions paid on investment transactions for the year ended November 30, 2011 amounted to $3,493,277, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class B shares. For the period November 1, 2007 through April 30, 2008, with respect to Class B shares, payments to the distributor were voluntarily limited to .35% of the average daily net assets attributable to Class B shares. For the period May 1, 2008 through May 31, 2010, payments made to the Distributor were voluntarily limited to .20% of average daily net assets attributable to Class B shares. For the period June 1, 2010 through May 31, 2011, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .25% of the average daily net assets attributable to Class B shares. As of June 1, 2011, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2011, such waiver amounted to $305,144. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	23

Notes to Financial Statements

the amounts of $129,712, $2,456,640, $1,030,295 and $318,798 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,190,376,319		$1,059,296,197
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,437,987,044

Gross unrealized appreciation	$109,974,244
Gross unrealized depreciation	(118,611,205)

Net unrealized depreciation	$(8,636,961)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the year ended November 30, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security.

24	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2011, the Fund had securities on loan with a value of $49,730,536 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $48,560,473. The Fund received additional collateral on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $14,974 and $3,359 from borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$	– 0	–	$80,299	$31,739	$48,560	$3

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	25

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class A
Shares sold	13,734,702	15,036,697	$241,169,482	$230,981,546

Shares issued in reinvestment of dividends	24,882	84,182	438,673	1,186,958

Shares converted from Class B	631,961	1,627,720	11,092,543	24,434,923

Shares redeemed	(13,952,697)	(14,152,041)	(238,491,744)	(211,722,417)

Net increase	438,848	2,596,558	$14,208,954	$44,881,010

Class B
Shares sold	105,057	173,334	$1,793,851	$2,550,044

Shares issued in reinvestment of dividends	1,789	15,664	30,330	212,723

Shares converted to Class A	(657,562)	(1,691,075)	(11,092,543)	(24,434,923)

Shares redeemed	(465,025)	(898,459)	(7,726,997)	(12,941,392)

Net decrease	(1,015,741)	(2,400,536)	$(16,995,359)	$(34,613,548)

Class C
Shares sold	1,975,815	2,044,164	$33,204,827	$29,875,381

Shares redeemed	(2,254,044)	(1,960,954)	(36,196,449)	(28,173,660)

Net increase (decrease)	(278,229)	83,210	$(2,991,622)	$1,701,721

Advisor Class
Shares sold	9,878,292	8,226,425	$176,155,479	$128,688,220

Shares issued in reinvestment of dividends	43,078	64,194	768,946	916,696

Shares redeemed	(6,181,529)	(7,651,865)	(107,571,592)	(115,558,805)

Net increase	3,739,841	638,754	$69,352,833	$14,046,111

Class R
Shares sold	3,414,534	2,945,121	$58,682,454	$44,476,109

Shares issued in reinvestment of dividends	– 0	–	8,527	– 0	–	119,205

Shares redeemed	(2,285,988)	(1,547,689)	(39,380,728)	(23,122,215)

Net increase	1,128,546	1,405,959	$19,301,726	$21,473,099

26	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class K
Shares sold	1,029,254	1,337,380	$17,658,356	$20,456,028

Shares issued in reinvestment of dividends	4,109	7,880	71,866	110,329

Shares redeemed	(1,135,164)	(679,611)	(19,502,356)	(10,162,482)

Net increase (decrease)	(101,801)	665,649	$(1,772,134)	$10,403,875

Class I
Shares sold	6,716,198	5,966,480	$117,412,771	$91,497,453

Shares issued in reinvestment of dividends	50,965	56,132	893,929	788,091

Shares redeemed	(6,237,640)	(2,484,928)	(107,625,245)	(37,054,499)

Net increase	529,523	3,537,684	$10,681,455	$55,231,045

For the year ended November 30, 2010, the Fund received $98,384 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	27

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2011.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$2,409,265	$3,530,703

Total taxable distributions	2,409,265	3,530,703

Total distributions paid	$2,409,265	$3,530,703

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,707,939
Undistributed capital gain	77,858,177	(a)
Unrealized appreciation/(depreciation)	(8,636,961	)(b)

Total accumulated earnings/(deficit)	$70,929,155

(a)	During the fiscal year, the Fund utilized capital loss carryforwards of $32,223,168.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primary due to the tax deferral of losses on wash sales.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in accumulated net realized gain on investment transactions and a net increase in paid-in capital. This reclassification had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 16.38	$ 13.13	$ 9.18	$ 16.77	$ 17.89

Income From Investment Operations
Net investment income(a)(b)	.03	.02	.05	.09	.09
Net realized and unrealized gain (loss) on investment transactions	(.29)	3.27	3.99	(6.29)	.60

Net increase (decrease) in net asset value from operations	(.26)	3.29	4.04	(6.20)	.69

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.04)	(.09)	(.03)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	(.01)	(.04)	(.09)	(1.39)	(1.81)

Net asset value, end of period	$ 16.11	$ 16.38	$ 13.13	$ 9.18	$ 16.77

Total Return
Total investment return based on net asset value(c)	(1.57)%	25.11%	44.38	%*	(40.35	)%*	4.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$553,923	$555,971	$411,472	$300,760	$571,165
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.15	%(d)	1.15%	1.15%	1.15	%(d)
Expenses, before waivers/reimbursements	1.27%	1.33	%(d)	1.37%	1.34%	1.27	%(d)
Net investment income(b)	.15%	.17	%(d)	.50%	.62%	.54	%(d)
Portfolio turnover rate	72%	57%	64%	48%	30%

See footnote summary on page 37.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.75	$ 12.65	$ 8.86	$ 16.24	$ 17.30

Income From Investment Operations
Net investment income (loss)(a)(e)	(.00	)(f)	(.01)	.03	.06	(b)	.06	(b)
Net realized and unrealized gain (loss) on investment transactions	(.27)	3.15	3.84	(6.08)	.57

Net increase (decrease) in net asset value from operations	(.27)	3.14	3.87	(6.02)	.63

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.04)	(.08)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	(.01)	(.04)	(.08)	(1.36)	(1.69)

Net asset value, end of period	$ 15.47	$ 15.75	$ 12.65	$ 8.86	$ 16.24

Total Return
Total investment return based on net asset value(c)	(1.71)%	24.90%	44.11	%*	(40.49	)%*	3.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,972	$47,532	$68,527	$70,770	$174,860
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30%	1.31	%(d)	1.36%	1.33%	1.40	%(d)
Expenses, before waivers/reimbursements	2.03%	2.09	%(d)	2.16%	2.06%	2.01	%(d)
Net investment income (loss)(e)	(.01)%	(.03	)%(d)	.33%	.42	%(b)	.33	%(b)(d)
Portfolio turnover rate	72%	57%	64%	48%	30%

See footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.63	$ 12.58	$ 8.77	$ 16.17	$ 17.30

Income From Investment Operations
Net investment loss(a)(b)	(.09)	(.08)	(.02)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.26)	3.13	3.83	(6.03)	.58

Net increase (decrease) in net asset value from operations	(.35)	3.05	3.81	(6.04)	.56

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Net asset value, end of period	$ 15.28	$ 15.63	$ 12.58	$ 8.77	$ 16.17

Total Return
Total investment return based on net asset value(c)	(2.24)%	24.24%	43.44	%*	(40.81	)%*	3.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$137,491	$145,004	$115,634	$95,201	$204,487
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85%	1.85	%(d)	1.85%	1.85%	1.85	%(d)
Expenses, before waivers/ reimbursements	1.99%	2.05	%(d)	2.11%	2.05%	1.98	%(d)
Net investment loss(b)	(.56)%	(.53	)%(d)	(.19)%	(.09)%	(.14	)%(d)
Portfolio turnover rate	72%	57%	64%	48%	30%

See footnote summary on page 37.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 16.63	$ 13.32	$ 9.33	$ 17.03	$ 18.13

Income From Investment Operations
Net investment income(a)(b)	.08	.07	.08	.13	.15
Net realized and unrealized gain (loss) on investment transactions	(.28)	3.31	4.04	(6.39)	.60

Net increase (decrease) in net asset value from operations	(.20)	3.38	4.12	(6.26)	.75

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.07)	(.13)	(.08)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	(.06)	(.07)	(.13)	(1.44)	(1.85)

Net asset value, end of period	$ 16.37	$ 16.63	$ 13.32	$ 9.33	$ 17.03

Total Return
Total investment return based on net asset value(c)	(1.23)%	25.50%	44.78	%*	(40.18	)%*	4.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$296,244	$238,840	$182,777	$111,814	$175,011
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85	%(d)	.85%	.85%	.85	%(d)
Expenses, before waivers/ reimbursements	.97%	1.03	%(d)	1.06%	1.04%	.97	%(d)
Net investment income(b)	.46%	.46	%(d)	.77%	.94%	.84	%(d)
Portfolio turnover rate	72%	57%	64%	48%	30%

See footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 16.21	$ 13.01	$ 9.10	$ 16.66	$ 17.82

Income From Investment Operations
Net investment income (loss)(a)(b)	(.01)	.00	(f)	.03	.06	.05
Net realized and unrealized gain (loss) on investment transactions	(.27)	3.23	3.96	(6.24)	.61

Net increase (decrease) in net asset value from operations	(.28)	3.23	3.99	(6.18)	.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)	(.08)	(.02)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	– 0	–	(.03)	(.08)	(1.38)	(1.82)

Net asset value, end of period	$ 15.93	$ 16.21	$ 13.01	$ 9.10	$ 16.66

Total Return
Total investment return based on net asset value(c)	(1.73)%	24.85%	44.19	%*	(40.50	)%*	3.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$108,078	$91,714	$55,290	$30,639	$40,382
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	1.35	%(d)	1.35%	1.35%	1.35	%(d)
Expenses, before waivers/ reimbursements	1.56%	1.60	%(d)	1.58%	1.54%	1.51	%(d)
Net investment income (loss)(b)	(.04)%	(.02	)%(d)	.27%	.44%	.26	%(d)
Portfolio turnover rate	72%	57%	64%	48%	30%
See footnote summary on page 37.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 16.27	$ 13.05	$ 9.14	$ 16.74	$ 17.91

Income From Investment Operations
Net investment income(a)(b)	.03	.03	.05	.10	.08
Net realized and unrealized gain (loss) on investment transactions	(.27)	3.25	3.97	(6.27)	.62

Net increase (decrease) in net asset value from operations	(.24)	3.28	4.02	(6.17)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.06)	(.11)	(.07)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	(.03)	(.06)	(.11)	(1.43)	(1.87)

Net asset value, end of period	$ 16.00	$ 16.27	$ 13.05	$ 9.14	$ 16.74

Total Return
Total investment return based on net asset value(c)	(1.50)%	25.20%	44.51	%*	(40.36	)%*	4.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,947	$41,265	$24,411	$12,447	$18,514
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10	%(d)	1.10%	1.10%	1.10	%(d)
Expenses, before waivers/ reimbursements	1.25%	1.30	%(d)	1.26%	1.26%	1.23	%(d)
Net investment income(b)	.19%	.23	%(d)	.50%	.69%	.48	%(d)
Portfolio turnover rate	72%	57%	64%	48%	30%

See footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 16.35	$ 13.11	$ 9.20	$ 16.84	$ 17.98

Income From Investment Operations
Net investment income(a)(b)	.08	.07	.08	.13	.12
Net realized and unrealized gain (loss) on investment transactions	(.27)	3.26	3.98	(6.30)	.62

Net increase (decrease) in net asset value from operations	(.19)	3.33	4.06	(6.17)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.09)	(.15)	(.11)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	(.08)	(.09)	(.15)	(1.47)	(1.88)

Net asset value, end of period	$ 16.08	$ 16.35	$ 13.11	$ 9.20	$ 16.84

Total Return
Total investment return based on net asset value(c)	(1.23)%	25.51%	44.86	%*	(40.20	)%*	4.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$208,854	$203,784	$117,002	$75,045	$133,438
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85	%(d)	.85%	.85%	.84	%(d)
Expenses, before waivers/ reimbursements	.91%	.96	%(d)	.94%	.92%	.85	%(d)
Net investment income(b)	.45%	.48	%(d)	.78%	.93%	.69	%(d)
Portfolio turnover rate	72%	57%	64%	48%	30%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Net of fees and expenses waived by Distributor.

(f)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2009 and November 30, 2008 by 0.01% and 0.01%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	37

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein Small/Mid Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small/Mid Cap Value Fund of the AllianceBernstein Trust at November 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2012

38	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2011. For corporate shareholders, 100.00% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2011, the Fund designates $14,595,742 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	39

2011 Federal Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 79 (2001)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, # 69 (2001)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

42	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

44	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

46	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	47

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior March 2003.

Joseph G. Paul 51	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

James W. MacGregor 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Andrew J. Weiner 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

48	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Trustees on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	49

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,670.9	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $122,425 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[4]		Fiscal Year End
Small/Mid Cap Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.85 1.15 1.85 1.85 1.35 1.10 0.85	% % % % % % %	1.03 1.33 2.09 2.05 1.60 1.30 0.96	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational

4	Annualized.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	51

damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:6

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	$1,670.9	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum account size: $25m	0.562%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

5	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

52	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2011 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.457%	0.750%

	Client #2	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance	0.562%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.8

8	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	53

Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Fund	0.750	0.831	4/12

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.150	1.358	1/12	1.399	1/29

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

54	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.14

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

14	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	55

During the Fund’s most recently completed fiscal year, ABI received from the Fund $16,808, $3,892,138 and $44,317 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $814,496 in fees from the Fund.15

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

56	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2011.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	28.32	29.25	29.33	8/12	24/34
3 year	9.29	7.36	7.36	4/12	8/32
5 year	6.57	3.82	3.11	1/12	1/28

17	The Deli study was originally published in 2002 based on 1997 data.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	57

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Fund	28.32	9.29	6.57	11.30	24.07	0.29	5
Russell 2500 Value Index	29.55	5.82	3.70	9.58	21.89	0.17	5
Russell 2500 Index	32.74	6.62	4.72	8.82	N/A	N/A	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

58	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	59

AllianceBernstein Family of Funds

NOTES

60	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCV-0151-1111

ANNUAL REPORT

AllianceBernstein

International Value Fund

November 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 20, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the annual reporting period ended November 30, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser’s Bernstein unit (“Bernstein”) to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2011.

The Fund declined and underperformed the MSCI EAFE Index for

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

both the six-and 12-month periods ended November 30, 2011, before sales charges. Derivatives were utilized during both the six- and 12-month periods to implement active currency management. Futures were used for investment purposes and detracted nominally from returns for both periods.

Security selection drove the underperformance in the 12-month period, with weakness in the finance, industrial commodities and consumer cyclicals sectors. Sector selection was slightly positive, owing to an overweight in energy, although an underweight in consumer staples offset most of these gains. Explicit currency selection was neutral.

For the six-month period, explicit currency selection was negative. Security selection was the main source of underperformance, due to weak stock selection in the finance, industrial commodities and consumer cyclicals sectors, while sector selection was neutral.

Market Review and Investment Strategy

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as heightened risk aversion caused investors to pull back sharply. Following a five-month slump, markets reversed course in October when European leaders agreed on a rescue plan for the euro area. But the relief rally was short-lived, as markets again turned negative amid fears the situation was escalating to dangerous new levels and on signs that the contagion was spreading from the region’s peripheral economies to its core ones.

The International Value Senior Investment Management Team (the “Team”) is emphasizing companies with strong free cash flow generation that are selling at attractive valuations. The Team believes these opportunities are available across a wide range of sectors.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI EAFE Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

These risks are more fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	-19.84%	-10.60%

Class B*	-20.13%	-11.29%

Class C	-20.16%	-11.27%

Advisor Class**	-19.74%	-10.39%

Class R**	-19.94%	-10.83%

Class K**	-19.80%	-10.52%

Class I**	-19.66%	-10.23%

MSCI EAFE Index (net)	-16.56%	-4.12%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/01 TO 11/30/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Fund Class A shares (from 11/30/01 to 11/30/11) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical	Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	-10.60%	-14.40%
5 Years	-10.19%	-10.97%
10 Years	4.65%	4.19%

Class B Shares
1 Year	-11.29%	-14.75%
5 Years	-10.88%	-10.88%
10 Years(a)	4.04%	4.04%

Class C Shares
1 Year	-11.27%	-12.13%
5 Years	-10.85%	-10.85%
10 Years	3.93%	3.93%

Advisor Class Shares†
1 Year	-10.39%	-10.39%
5 Years	-9.94%	-9.94%
10 Years	4.97%	4.97%

Class R Shares†
1 Year	-10.83%	-10.83%
5 Years	-10.40%	-10.40%
Since Inception*	1.97%	1.97%

Class K Shares†
1 Year	-10.52%	-10.52%
5 Years	-10.13%	-10.13%
Since Inception*	-2.48%	-2.48%

Class I Shares†
1 Year	-10.23%	-10.23%
5 Years	-9.81%	-9.81%
Since Inception*	-2.15%	-2.15%

The Fund’s current prospectus fee table shows the Fund’s total expense ratios as 1.33%, 2.10%, 2.06%, 1.03%, 1.56%, 1.25% and 0.86% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical	Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-23.61%
5 Years	-12.31%
10 Years	3.49%

Class B Shares
1 Year	-23.90%
5 Years	-12.22%
10 Years(a)	3.34%

Class C Shares
1 Year	-21.53%
5 Years	-12.18%
10 Years	3.22%

Advisor Class Shares†
1 Year	-19.96%
5 Years	-11.28%
10 Years	4.26%

Class R Shares†
1 Year	-20.35%
5 Years	-11.75%
Since Inception*	1.49%

Class K Shares†
1 Year	-20.08%
5 Years	-11.48%
Since Inception*	-2.97%

Class I Shares†
1 Year	-19.84%
5 Years	-11.16%
Since Inception*	-2.65%

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$801.60	$5.92	1.31%
Hypothetical**	$1,000	$1,018.50	$6.63	1.31%
Class B
Actual	$1,000	$798.70	$9.47	2.10%
Hypothetical**	$1,000	$1,014.54	$10.61	2.10%
Class C
Actual	$1,000	$798.40	$9.20	2.04%
Hypothetical**	$1,000	$1,014.84	$10.30	2.04%
Advisor Class
Actual	$1,000	$802.60	$4.74	1.05%
Hypothetical**	$1,000	$1,019.80	$5.32	1.05%
Class R
Actual	$1,000	$800.60	$6.91	1.53%
Hypothetical**	$1,000	$1,017.40	$7.74	1.53%

(Fund Expenses continued on next page)

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$802.00	$5.56	1.23%
Hypothetical**	$1,000	$1,018.90	$6.23	1.23%
Class I
Actual	$1,000	$803.40	$3.57	0.79%
Hypothetical**	$1,000	$1,021.11	$4.00	0.79%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,245.6

*	All data are as of November 30, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries: Austria, Belgium, China, Hong Kong, India, New Zealand, Norway, Poland, Portugal, South Africa, Spain, Thailand, Turkey and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
BP PLC	$49,570,740	4.0%
AstraZeneca PLC	38,255,093	3.1
Royal Dutch Shell PLC	35,227,672	2.8
Vodafone Group PLC	27,850,808	2.2
Nippon Telegraph & Telephone Corp.	24,743,070	2.0
E.ON AG	22,782,031	1.8
Telecom Italia SpA	22,526,381	1.8
Japan Tobacco, Inc.	21,853,566	1.8
Roche Holding AG	21,545,006	1.7
Allianz SE	21,297,674	1.7
	$285,652,041	22.9%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 22.0%
Capital Markets – 1.0%
Deutsche Bank AG	324,850	$12,692,878

Commercial Banks – 12.1%
Australia & New Zealand Banking Group Ltd.	258,900	5,500,662
Banco do Brasil SA	708,100	9,476,053
Barclays PLC	4,839,660	13,941,719
BNP Paribas SA	279,073	11,109,345
Hana Financial Group, Inc.	98,020	3,546,047
HSBC Holdings PLC	804,477	6,275,281
KB Financial Group, Inc.	268,823	9,370,796
KB Financial Group, Inc. (ADR)	6,700	233,830
KBC Groep NV	358,500	4,015,909
Lloyds Banking Group PLC(a)	25,387,470	9,934,861
Mitsubishi UFJ Financial Group, Inc.	3,805,900	16,669,894
National Australia Bank Ltd.	790,790	19,801,048
Societe Generale SA	724,486	17,700,857
Sumitomo Mitsui Financial Group, Inc.	536,600	14,925,354
Turkiye Is Bankasi – Class C	2,128,200	4,407,721
Turkiye Vakiflar Bankasi Tao – Class D	2,676,100	3,973,254

		150,882,631

Diversified Financial Services – 2.5%
ING Groep NV(a)	2,650,215	20,669,479
ORIX Corp.	122,020	10,295,424

		30,964,903

Insurance – 5.2%
Aegon NV(a)	2,307,500	10,073,179
Allianz SE	204,935	21,297,674
Aviva PLC	1,371,100	6,729,834
Legal & General Group PLC	8,271,549	13,817,333
Muenchener Rueckversicherungs AG	99,270	12,545,653

		64,463,673

Real Estate Investment Trusts (REITs) – 0.7%
British Land Co. PLC	1,119,080	8,735,169

Real Estate Management & Development – 0.5%
Evergrande Real Estate Group Ltd.	13,980,000	5,847,006

		273,586,260

Energy – 15.0%
Energy Equipment & Services – 0.7%
Seadrill Ltd.	264,640	9,242,804

Oil, Gas & Consumable Fuels – 14.3%
BP PLC	6,844,560	49,570,740

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

China Petroleum & Chemical Corp. – Class H	8,016,000	$8,487,634
ENI SpA	782,950	16,581,520
Gazprom OAO (Sponsored ADR)	1,051,920	12,097,080
JX Holdings, Inc.	1,730,200	11,003,412
LUKOIL OAO (London) (Sponsored ADR)	168,100	9,448,901
Nexen, Inc. (Toronto)	681,453	11,351,426
OMV AG	160,520	5,330,599
Petroleo Brasileiro SA (Sponsored ADR)	438,000	10,980,660
PTT PCL	784,000	7,696,631
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,008,567	35,227,672

		177,776,275

		187,019,079

Consumer Discretionary – 13.2%
Auto Components – 4.0%
Bridgestone Corp.	644,000	14,922,787
Faurecia	125,185	2,637,980
GKN PLC	3,982,600	12,233,791
Magna International, Inc. – Class A(b)	280,190	9,996,681
NGK Spark Plug Co., Ltd.	537,400	6,853,804
Sumitomo Rubber Industries Ltd.	266,600	3,197,745

		49,842,788

Automobiles – 6.0%
Bayerische Motoren Werke AG	90,530	6,862,809
Kia Motors Corp.	93,470	5,946,277
Mazda Motor Corp.(a)(b)	4,815,000	8,781,279
Nissan Motor Co., Ltd.	1,860,500	17,085,544
Renault SA	452,300	16,947,865
Volkswagen AG (Preference Shares)	112,580	19,453,406

		75,077,180

Distributors – 0.0%
Inchcape PLC	23,300	119,674

Household Durables – 1.8%
Sharp Corp./Japan	1,304,100	13,308,748
Sony Corp.	498,800	9,191,373

		22,500,121

Leisure Equipment & Products – 0.5%
Namco Bandai Holdings, Inc.	427,000	6,156,421

Media – 0.3%
Informa PLC	709,500	4,039,360

Textiles, Apparel & Luxury Goods – 0.6%
Yue Yuen Industrial Holdings Ltd.	2,370,500	6,831,260

		164,566,804

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 9.9%
Chemicals – 2.2%
Air Water, Inc.	4,900	$64,014
Koninklijke DSM NV	361,183	17,588,807
Mitsubishi Gas Chemical Co., Inc.	1,048,000	6,240,972
Ube Industries Ltd./Japan	1,267,000	3,584,489

		27,478,282

Metals & Mining – 7.7%
Anglo American PLC	287,030	10,957,937
ArcelorMittal (Euronext Amsterdam)	55,105	1,037,752
Dowa Holdings Co., Ltd.(b)	482,700	3,208,500
Exxaro Resources Ltd.	258,200	5,762,531
JFE Holdings, Inc.	299,800	5,518,421
KGHM Polska Miedz SA	149,800	5,953,313
New Gold, Inc.(a)	219,846	2,461,534
OneSteel Ltd.	3,402,156	3,050,553
Rio Tinto PLC	373,970	19,687,887
Tata Steel Ltd.	299,300	2,243,054
ThyssenKrupp AG	420,600	10,864,060
Vale SA (Sponsored ADR) (Local Preference Shares)	658,140	14,393,522
Xstrata PLC	635,560	10,203,051

		95,342,115

		122,820,397

Health Care – 8.7%
Pharmaceuticals – 8.7%
AstraZeneca PLC	830,590	38,255,093
GlaxoSmithKline PLC	785,110	17,399,631
Novartis AG	391,590	21,147,507
Otsuka Holdings Co., Ltd.	187,900	5,156,748
Roche Holding AG	135,440	21,545,006
Sanofi	69,620	4,869,635

		108,373,620

Industrials – 7.5%
Airlines – 1.1%
Cathay Pacific Airways Ltd.	2,020,000	3,638,787
Deutsche Lufthansa (REG)	725,400	9,404,905

		13,043,692

Building Products – 1.7%
Asahi Glass Co., Ltd.	1,714,000	14,672,470
Cie de St-Gobain	156,980	6,656,403

		21,328,873

Construction & Engineering – 1.5%
Bouygues SA(b)	563,990	18,382,556

Electrical Equipment – 1.0%
Sumitomo Electric Industries Ltd.	1,158,400	12,579,072

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.4%
Cookson Group PLC	676,400	$5,300,388

Professional Services – 0.3%
Randstad Holding NV	125,700	3,930,852

Road & Rail – 0.6%
East Japan Railway Co.	57,200	3,503,542
Nippon Express Co., Ltd.	1,106,000	4,191,545

		7,695,087

Trading Companies & Distributors – 0.9%
Mitsubishi Corp.	546,700	11,302,156

		93,562,676

Telecommunication Services – 6.9%
Diversified Telecommunication Services – 4.7%
Chorus Ltd.(a)	17,049	43,833
Nippon Telegraph & Telephone Corp.	501,700	24,743,070
Telecom Corp. of New Zealand Ltd.(b)	75,068	119,940
Telecom Italia SpA (ordinary shares)	9,152,580	10,361,849
Telecom Italia SpA (savings shares)	12,449,500	12,164,532
Vivendi SA	492,230	11,353,796

		58,787,020

Wireless Telecommunication Services – 2.2%
Vodafone Group PLC	10,288,035	27,850,808

		86,637,828

Information Technology – 6.6%
Computers & Peripherals – 1.6%
Fujitsu Ltd.	1,984,000	10,558,001
Lite-On Technology Corp.	1,591,525	1,744,132
Pegatron Corp.	3,917,000	4,163,039
Toshiba Corp.	800	3,698
Wistron Corp.	3,041,481	3,829,629

		20,298,499

Electronic Equipment, Instruments & Components – 1.5%
AU Optronics Corp.	14,635,480	7,098,721
LG Display Co., Ltd.	476,470	11,361,266

		18,459,987

Office Electronics – 0.9%
Konica Minolta Holdings, Inc.	1,476,000	11,161,776

Semiconductors & Semiconductor Equipment – 2.2%
Advanced Semiconductor Engineering, Inc.	7,462,010	6,749,165
Powertech Technology, Inc.	1,398,000	3,186,446

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Samsung Electronics Co., Ltd.	16,890	$15,371,916
Sumco Corp.(a)(b)	161,100	1,365,815

		26,673,342

Software – 0.4%
Nintendo Co., Ltd.	34,800	5,297,856

		81,891,460

Consumer Staples – 4.9%
Beverages – 0.8%
Asahi Group Holdings Ltd.	429,200	9,526,588

Food & Staples Retailing – 1.4%
Delhaize Group SA	172,599	10,179,129
Koninklijke Ahold NV	587,830	7,483,205

		17,662,334

Food Products – 0.3%
Nestle SA	76,440	4,290,022

Tobacco – 2.4%
Imperial Tobacco Group PLC	223,420	8,037,981
Japan Tobacco, Inc.	4,554	21,853,566

		29,891,547

		61,370,491

Utilities – 3.7%
Electric Utilities – 2.6%
E.ON AG	920,350	22,782,031
EDP - Energias de Portugal SA	3,060,800	9,810,066

		32,592,097

Gas Utilities – 1.1%
Gas Natural SDG SA	773,351	13,463,090

		46,055,187

Total Common Stocks (cost $1,366,648,768)		1,225,883,802

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $12,469,629)	12,469,629	12,469,629

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4%
(cost $1,379,118,397)		1,238,353,431

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves –Class I, 0.15%(c) (cost $13,701,319)	13,701,319	$13,701,319

Total Investments – 100.5% (cost $1,392,819,716)		1,252,054,750
Other assets less liabilities – (0.5)%		(6,415,293)

Net Assets – 100.0%		$1,245,639,457

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	271	December 2011	$7,907,072	$8,469,956	$562,884
S&P TSE 60 Index Futures	40	December 2011	5,536,027	5,447,326	(88,701)

					$474,183

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Great British Pound settling 12/15/11	5,224	$8,233,808	$8,194,961	$(38,847)
BNP Paribas SA:
Australian Dollar settling 12/15/11	14,431	15,172,898	14,818,400	(354,498)
Citibank NA:
Japanese Yen settling 12/15/11	1,055,342	13,774,613	13,611,604	(163,009)
Swiss Franc settling 3/15/12	4,741	5,240,243	5,204,044	(36,199)
Credit Suisse London Branch (GFX):
Australian Dollar settling 3/15/12	7,704	7,721,796	7,833,168	111,372
Deutsche Bank AG London:
New Zealand Dollar settling 12/15/11	8,688	7,347,876	6,778,197	(569,679)
Norwegian Krone settling 12/15/11	253,428	45,053,867	43,851,998	(1,201,869)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International:
Great British Pound settling 3/15/12	13,524	$21,561,854	$21,197,209	$(364,645)
Japanese Yen settling 12/15/11	733,481	9,614,631	9,460,301	(154,330)
HSBC BankUSA:
Australian Dollar settling 12/15/11	52,940	54,755,313	54,361,175	(394,138)
Euro settling 12/15/11	8,738	11,798,048	11,742,773	(55,275)
Great British Pound settling 12/15/11	12,800	20,709,632	20,079,536	(630,096)
Japanese Yen settling 12/15/11	2,676,217	34,768,031	34,517,347	(250,684)
Swedish Krona settling 12/15/11	279,992	42,172,233	41,349,322	(822,911)
Swedish Krona settling 12/15/11	259,993	40,547,879	38,395,863	(2,152,016)
Swiss Franc settling 12/15/11	17,538	20,030,609	19,203,758	(826,851)
Royal Bank of Canada:
Canadian Dollar settling 12/15/11	5,228	5,056,518	5,123,972	67,454
Royal Bank of Scotland PLC:
Norwegian Krone settling 12/15/11	71,067	13,147,165	12,297,102	(850,063)
UBS AG:
Canadian Dollar settling 12/15/11	4,960	4,883,139	4,861,305	(21,834)
Westpac Banking Corp.:
Swiss Franc settling 12/15/11	33,708	38,969,687	36,909,583	(2,060,104)

Sale Contracts
Barclays Bank PLC Wholesale:
Australian Dollar settling 12/15/11	4,572	4,398,584	4,694,735	(296,151)
Japanese Yen settling 12/15/11	4,379,221	56,697,606	56,482,375	215,231
Japanese Yen settling 12/15/11	479,334	6,228,959	6,182,360	46,599
BNP Paribas SA:
Great British Pound settling 12/15/11	12,800	20,916,083	20,079,535	836,548
Deutsche Bank AG London:
Euro settling 12/15/11	54,882	75,400,733	73,754,502	1,646,231
Euro settling 12/15/11	14,705	20,578,809	19,761,670	817,139
Goldman Sachs International:
Japanese Yen settling 12/15/11	268,398	3,493,310	3,461,747	31,563
HSBC BankUSA:
Euro settling 12/15/11	8,784	11,997,626	11,804,590	193,036
New Zealand Dollar settling 12/15/11	8,688	7,156,740	6,778,197	378,543
Morgan Stanley and Co., Inc.:
Australian Dollar settling 12/15/11	49,146	50,052,449	50,465,324	(412,875)

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
Royal Bank of Canada:
Euro settling 12/15/11	4,686	$6,301,499	$6,297,395	$4,104
Norwegian Krone settling 12/15/11	71,067	12,506,511	12,297,102	209,409
Swedish Krona settling 12/15/11	107,024	15,920,978	15,805,344	115,634
Swiss Franc settling 12/15/11	4,862	5,320,756	5,323,793	(3,037)
Royal Bank of Scotland PLC:
Euro settling 3/15/12	13,665	18,594,102	18,380,002	214,100
Norwegian Krone settling 12/15/11	30,855	5,337,404	5,339,005	(1,601)
Swedish Krona settling 12/15/11	30,593	4,488,772	4,517,986	(29,214)
Standard Chartered Bank:
Canadian Dollar settling 12/15/11	31,833	32,235,133	31,199,582	1,035,551
Japanese Yen settling 3/15/12	1,656,487	21,380,371	21,403,666	(23,295)
Westpac Banking Corp.:
Japanese Yen settling 12/15/11	2,874,632	37,314,468	37,076,467	238,001

				$(5,552,706)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,366,648,768)	$1,225,883,802	(a)
Affiliated issuers (cost $26,170,948 -including investment of cash collateral for securities loaned of $13,701,319)	26,170,948
Cash	1,141,198	(b)
Foreign currencies, at value (cost $7,390,914)	7,338,520
Dividends receivable	9,497,231
Unrealized appreciation of forward currency exchange contracts	6,160,515
Receivable for shares of beneficial interest sold	1,562,179
Receivable for investment securities sold	742,684
Receivable for variation margin on futures contracts	563,227

Total assets	1,279,060,304

Liabilities
Payable for collateral received on securities loaned	13,701,319
Unrealized depreciation of forward currency exchange contracts	11,713,221
Payable for shares of beneficial interest redeemed	5,469,156
Advisory fee payable	769,196
Distribution fee payable	281,331
Payable for investment securities purchased	254,686
Transfer Agent fee payable	129,450
Administrative fee payable	17,290
Accrued expenses and other liabilities	1,085,198

Total liabilities	33,420,847

Net Assets	$1,245,639,457

Composition of Net Assets
Paid-in capital	$5,998,394,694
Undistributed net investment income	54,367,499
Accumulated net realized loss on investment and foreign currency transactions	(4,661,506,492)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(145,616,244)

	$1,245,639,457

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$501,239,495	44,306,951	$11.31	*

B	$29,539,607	2,698,132	$10.95

C	$129,754,960	11,827,439	$10.97

Advisor	$292,079,363	25,280,399	$11.55

R	$43,627,555	3,881,324	$11.24

K	$38,454,337	3,415,875	$11.26

I	$210,944,140	18,499,275	$11.40

(a)	Includes securities on loan with a value of $13,685,838 (see Note E).

(b)	An amount of $1,141,198 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2011.

*	The maximum offering price per share for Class A shares was $11.81 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2011

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $6,363,670)	$64,412,381
Affiliated issuers	17,394
Interest	18,098
Securities lending income	13,023	$64,460,896

Expenses
Advisory fee (see Note B)	15,226,637
Distribution fee—Class A	2,287,018
Distribution fee—Class B	444,326
Distribution fee—Class C	1,867,426
Distribution fee—Class R	304,548
Distribution fee—Class K	227,316
Transfer agency—Class A	2,154,381
Transfer agency—Class B	162,369
Transfer agency—Class C	585,283
Transfer agency—Advisor Class	1,751,772
Transfer agency—Class R	158,365
Transfer agency—Class K	181,853
Transfer agency—Class I	192,958
Custodian	450,465
Registration fees	211,049
Audit	64,809
Trustees’ fees	54,740
Administrative	54,538
Legal	43,534
Miscellaneous	71,533

Total expenses		26,494,920

Net investment income		37,965,976

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(84,922,327)
Futures contracts		(3,337,980)
Foreign currency transactions		4,302,522
Net change in unrealized appreciation/depreciation of:
Investments		(54,194,669	)(a)
Futures contracts		1,890,267
Foreign currency denominated assets and liabilities		8,426,344

Net loss on investment and foreign currency transactions		(127,835,843)

Net Decrease in Net Assets from Operations		$(89,869,867)

(a)	Net of decrease in accrued foreign capital gains taxes of $10,601.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2011	Year Ended November 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$37,965,976	$49,663,521
Net realized loss on investment and foreign currency transactions	(83,957,785)	(143,446,875)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(43,878,058)	(5,140,102)

Net decrease in net assets from operations	(89,869,867)	(98,923,456)
Dividends to Shareholders from
Net investment income
Class A	(31,997,779)	(22,626,579)
Class B	(1,370,528)	(510,933)
Class C	(5,671,015)	(2,090,325)
Advisor Class	(30,232,325)	(18,193,755)
Class R	(2,264,694)	(634,368)
Class K	(4,691,614)	(2,259,714)
Class I	(15,655,569)	(9,954,364)
Transactions in Shares of Beneficial Interest
Net decrease	(1,241,119,867)	(1,496,274,845)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	33,718	1,387,814

Total decrease	(1,422,839,540)	(1,650,080,525)
Net Assets
Beginning of period	2,668,478,997	4,318,559,522

End of period (including undistributed net investment income of $54,367,499 and $96,163,274, respectively)	$1,245,639,457	$2,668,478,997

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Trustees. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2011:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$9,709,883		$263,876,377		$	– 0	–	$273,586,260
Energy	11,351,426		167,971,022			7,696,631		187,019,079
Consumer Discretionary	9,996,681		154,570,123			– 0	–	164,566,804
Materials	2,461,534		120,358,863			– 0	–	122,820,397
Health Care	– 0	–	108,373,620			– 0	–	108,373,620
Industrials	– 0	–	93,562,676			– 0	–	93,562,676
Telecommunication Services	43,833		86,593,995			– 0	–	86,637,828
Information Technology	– 0	–	81,891,460			– 0	–	81,891,460
Consumer Staples	– 0	–	61,370,491			– 0	–	61,370,491
Utilities	– 0	–	46,055,187			– 0	–	46,055,187
Short-Term Investments	12,469,629		– 0	–		– 0	–	12,469,629
Investments Of Cash Collateral For Securities Loaned	13,701,319		– 0	–		– 0	–	13,701,319

Total Investments in Securities	59,734,305		1,184,623,814	+		7,696,631		1,252,054,750
Other Financial Instruments*:
Assets:
Futures Contracts	562,884		– 0	–		– 0	–	562,884	#
Forward Currency Exchange Contracts	– 0	–	6,160,515			– 0	–	6,160,515
Liabilities:
Futures Contracts	(88,701)		– 0	–		– 0	–	(88,701	)#
Forward Currency Exchange Contracts	– 0	–	(11,713,221)			– 0	–	(11,713,221)

Total	$60,208,488		$1,179,071,108			$7,696,631		$1,246,976,227

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Energy			Rights			Total
Balance as of 11/30/10	$	– 0	–		$442,730		$442,730
Accrued discounts/(premiums)		– 0	–		– 0	–	– 0	–
Realized gain (loss)		– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		(467,524)			(442,730)		(910,254)
Purchases		8,164,155			– 0	–	8,164,155
Sales		– 0	–		– 0	–	– 0	–
Transfers in to Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 11/30/11		$7,696,631		$	– 0	–	$7,696,631

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/11*		$(467,524)		$	– 0	–	$(467,524)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2011, such fee amounted to $54,538.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,591,888 for the year ended November 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,667 from the sale of Class A shares and received $24,519, $31,297 and $10,728 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$39,616	$676,175	$703,321	$12,470	$15

Brokerage commissions paid on investment transactions for the year ended November 30, 2011 amounted to $3,336,804, of which $0 and $13,610, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,878,723, $5,912,964, $2,018,746, and $2,253,591 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,042,860,801		$2,299,471,494
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$1,468,538,938

Gross unrealized appreciation	$83,903,548
Gross unrealized depreciation	(300,387,736)

Net unrealized depreciation	$(216,484,188)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2011, the Fund held futures contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended November 30, 2011, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

At November 30, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$6,160,515		Unrealized depreciation of forward currency exchange contracts	$11,713,221

Equity contracts	Receivable/Payable for variation margin on futures contracts	474,183	*

Total		$6,634,698			$11,713,221

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended November 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,104,697	$8,052,004

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(3,337,980)	1,890,267

Total		$(233,283)	$9,942,271

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

For year ended November 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $1,709,827,624 and the average monthly original value of futures contracts was $27,434,178.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

continue to reflect changes in the value of the securities loaned. At November 30, 2011, the Fund had securities on loan with a value of $13,685,838 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $13,701,319. The Fund received additional cash collateral on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $13,023 and $2,401 from borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$	– 0 –	$133,704	$120,003	$13,701	$2

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class A
Shares sold	7,686,781	15,472,798	$101,731,001	$201,097,431

Shares issued in reinvestment of dividends	2,211,644	1,593,766	29,879,310	21,373,287

Shares converted from Class B	339,690	532,919	4,483,157	6,753,909

Shares redeemed	(40,177,003)	(76,972,048)	(536,693,100)	(999,455,176)

Net decrease	(29,938,888)	(59,372,565)	$(400,599,632)	$(770,230,549)

Class B
Shares sold	41,677	109,291	$535,605	$1,410,984

Shares issued in reinvestment of dividends	93,574	35,231	1,233,307	460,474

Shares converted to Class A	(349,694)	(548,922)	(4,483,157)	(6,753,909)

Shares redeemed	(1,373,232)	(1,976,288)	(17,778,673)	(24,991,766)

Net decrease	(1,587,675)	(2,380,688)	$(20,492,918)	$(29,874,217)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class C
Shares sold	643,579	1,296,383	$8,277,906	$16,563,564

Shares issued in reinvestment of dividends	389,096	145,341	5,136,065	1,902,515

Shares redeemed	(7,059,823)	(10,912,807)	(91,633,574)	(138,187,301)

Net decrease	(6,027,148)	(9,471,083)	$(78,219,603)	$(119,721,222)

Advisor Class
Shares sold	4,807,708	32,937,178	$65,541,732	$421,289,360

Shares issued in reinvestment of dividends	1,940,484	1,204,334	26,701,055	16,464,662

Shares redeemed	(43,361,563)	(58,631,484)	(576,968,096)	(779,416,902)

Net decrease	(36,613,371)	(24,489,972)	$(484,725,309)	$(341,662,880)

Class R
Shares sold	1,000,484	1,739,093	$13,166,670	$22,511,016

Shares issued in reinvestment of dividends	168,334	47,474	2,264,090	634,250

Shares redeemed	(2,752,481)	(4,277,480)	(36,617,986)	(55,493,744)

Net decrease	(1,583,663)	(2,490,913)	$(21,187,226)	$(32,348,478)

Class K
Shares sold	1,107,526	2,277,921	$14,847,781	$29,461,610

Shares issued in reinvestment of dividends	349,338	169,140	4,691,612	2,259,713

Shares redeemed	(8,154,524)	(5,959,238)	(110,539,558)	(79,162,110)

Net decrease	(6,697,660)	(3,512,177)	$(91,000,165)	$(47,440,787)

Class I
Shares sold	1,459,421	5,237,589	$19,498,992	$68,943,024

Shares issued in reinvestment of dividends	1,132,934	727,416	15,362,590	9,805,568

Shares redeemed	(13,479,663)	(18,689,516)	(179,756,596)	(233,745,304)

Net decrease	(10,887,308)	(12,724,511)	$(144,895,014)	$(154,996,712)

For the years ended November 30, 2011 and November 30, 2010, the Fund received $33,718 and $1,387,814, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2011.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$91,883,524	$56,270,038

Total taxable distributions	91,883,524	56,270,038

Total distributions paid	$91,883,524	$56,270,038

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$52,621,992
Accumulated capital and other losses	(4,589,594,472	)(a)
Unrealized appreciation/(depreciation)	(215,782,760	)(b)

Total accumulated earnings/(deficit)	$(4,752,755,240)

(a)

On November 30, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $4,589,594,472 of which $910,262,011 expires in the year 2016, $3,355,600,017 expires in the year 2017, $200,531,013 expires in the year 2018, and $123,201,431 expires in the year 2019. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments and the tax treatment of passive foreign investment companies (PFICs).

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of gains/losses from passive foreign investment companies (PFICs) resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 13.07	$ 13.55	$ 9.78	$ 24.18	$ 23.05

Income From Investment Operations
Net investment income(a)	.24	.17	.20	(b)	.45	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.55)	(.48)	3.57	(13.46)	2.18
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.31)	(.31)	3.77	(13.01)	2.68

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.17)	– 0	–	(.34)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.45)	(.17)	– 0	–	(1.39)	(1.55)

Net asset value, end of period	$ 11.31	$ 13.07	$ 13.55	$ 9.78	$ 24.18

Total Return
Total investment return based on net asset value(d)	(10.60)%	(2.30)%	38.55	%*	(56.98)%	12.23%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$501	$971	$1,810	$2,118	$6,056
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.38%	1.33	%(e)	1.27%	1.14%	1.11%
Expenses, before waivers/reimbursements	1.38%	1.33	%(e)	1.29%	1.14%	1.11%
Net investment income	1.81%	1.30	%(e)	1.89	%(b)	2.45%	2.11%
Portfolio turnover rate	52%	41%	48%	38%	21%

See footnote summary on page 47.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.65	$ 13.12	$ 9.55	$ 23.65	$ 22.63

Income From Investment Operations
Net investment income(a)	.13	.07	.12	(b)	.30	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.50)	(.46)	3.45	(13.16)	2.16
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.37)	(.39)	3.57	(12.86)	2.46

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.08)	– 0	–	(.19)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.33)	(.08)	– 0	–	(1.24)	(1.44)

Net asset value, end of period	$ 10.95	$ 12.65	$ 13.12	$ 9.55	$ 23.65

Total Return
Total investment return based on net asset value(d)	(11.29)%	(3.01)%	37.38	%*	(57.30)%	11.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,540	$54,223	$87,475	$94,538	$331,999
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.16%	2.10	%(e)	2.04%	1.88%	1.84%
Expenses, before waivers/reimbursements	2.16%	2.10	%(e)	2.07%	1.88%	1.84%
Net investment income	1.04%	.58	%(e)	1.10	%(b)	1.66%	1.30%
Portfolio turnover rate	52%	41%	48%	38%	21%

See footnote summary on page 47.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.67	$ 13.14	$ 9.56	$ 23.66	$ 22.63

Income From Investment Operations
Net investment income(a)	.14	.08	.12	(b)	.32	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.51)	(.47)	3.46	(13.18)	2.14
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.37)	(.39)	3.58	(12.86)	2.47

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.08)	– 0	–	(.19)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.33)	(.08)	– 0	–	(1.24)	(1.44)

Net asset value, end of period	$ 10.97	$ 12.67	$ 13.14	$ 9.56	$ 23.66

Total Return
Total investment return based on net asset value(d)	(11.27)%	(3.00)%	37.45	%*	(57.27)%	11.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$129,755	$226,241	$358,950	$419,340	$1,373,558
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.11%	2.06	%(e)	2.00%	1.86%	1.82%
Expenses, before waivers/reimbursements	2.11%	2.06	%(e)	2.02%	1.86%	1.82%
Net investment income	1.09%	.63	%(e)	1.13	%(b)	1.72%	1.40%
Portfolio turnover rate	52%	41%	48%	38%	21%

See footnote summary on page 47.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 13.36	$ 13.84	$ 9.96	$ 24.60	$ 23.41

Income From Investment Operations
Net investment income(a)	.28	.22	.24	(b)	.52	.58
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.59)	(.48)	3.64	(13.71)	2.20
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.31)	(.26)	3.88	(13.19)	2.78

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.22)	– 0	–	(.40)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.50)	(.22)	– 0	–	(1.45)	(1.59)

Net asset value, end of period	$ 11.55	$ 13.36	$ 13.84	$ 9.96	$ 24.60

Total Return
Total investment return based on net asset value(d)	(10.39)%	(1.95)%	38.96	%*	(56.87)%	12.52%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$292	$827	$1,196	$1,418	$3,705
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.03	%(e)	.97%	.84%	.82%
Expenses, before waivers/reimbursements	1.10%	1.03	%(e)	.99%	.84%	.82%
Net investment income	2.08%	1.68	%(e)	2.14	%(b)	2.77%	2.41%
Portfolio turnover rate	52%	41%	48%	38%	21%

See footnote summary on page 47.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 13.00		$ 13.41		$ 9.70		$ 24.02		$ 22.98

Income From Investment Operations
Net investment income(a)	.22		.15		.20	(b)	.35	(b)	.45	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.56)		(.48)		3.51		(13.30)		2.15
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.34)		(.33)		3.71		(12.95)		2.60

Less: Dividends and Distributions
Dividends from net investment income	(.42)		(.08)		– 0	–	(.32)		(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)		(1.15)

Total dividends and distributions	(.42)		(.08)		– 0	–	(1.37)		(1.56)

Net asset value, end of period	$ 11.24		$ 13.00		$ 13.41		$ 9.70		$ 24.02

Total Return
Total investment return based on net asset value(d)	(10.83)%		(2.46)%		38.25	%*	(57.08)%		11.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,628		$71,023		$106,675		$177,471		$165,221
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.56%		1.56	%(e)	1.47%		1.40%		1.40%
Expenses, before waivers/reimbursements	1.56%		1.56	%(e)	1.48%		1.46%		1.41%
Net investment income	1.65%		1.12	%(e)	1.78	%(b)	2.10	%(b)	1.89	%(b)
Portfolio turnover rate	52%		41%		48%		38%		21%

See footnote summary on page 47.

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 13.03	$ 13.50	$ 9.74	$ 24.10	$ 23.02

Income From Investment Operations
Net investment income(a)	.25	.18	.22	(b)	.46	(b)	.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.54)	(.46)	3.54	(13.41)	2.15
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.29)	(.28)	3.76	(12.95)	2.68

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.19)	– 0	–	(.36)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.48)	(.19)	– 0	–	(1.41)	(1.60)

Net asset value, end of period	$ 11.26	$ 13.03	$ 13.50	$ 9.74	$ 24.10

Total Return
Total investment return based on net asset value(d)	(10.52)%	(2.13)%	38.60	%*	(56.97)%	12.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,454	$131,756	$183,997	$163,512	$340,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25	%(e)	1.17%	1.15%	1.10%
Expenses, before waivers/reimbursements	1.25%	1.25	%(e)	1.18%	1.16%	1.10%
Net investment income	1.91%	1.43	%(e)	2.02	%(b)	2.50	%(b)	2.19%
Portfolio turnover rate	52%	41%	48%	38%	21%

See footnote summary on page 47.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 13.20	$ 13.68	$ 9.83	$ 24.28	$ 23.12

Income From Investment Operations
Net investment income(a)	.30	.25	.25	.54	.58
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.56)	(.49)	3.60	(13.52)	2.18
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.26)	(.24)	3.85	(12.98)	2.76

Less: Dividends and Distributions
Dividends from net investment income	(.54)	(.24)	– 0	–	(.42)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.54)	(.24)	– 0	–	(1.47)	(1.60)

Net asset value, end of period	$ 11.40	$ 13.20	$ 13.68	$ 9.83	$ 24.28

Total Return
Total investment return based on net asset value(d)	(10.23)%	(1.78)%	39.17	%*	(56.81)%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$210,944	$387,780	$575,955	$650,777	$1,415,575
Ratio to average net assets of:
Expenses	.86%	.86	%(e)	.80%	.76%	.75%
Net investment income	2.28%	1.86	%(e)	2.31%	2.93%	2.43%
Portfolio turnover rate	52%	41%	48%	38%	21%

See footnote summary on page 47.

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2009 by 0.02%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein International Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Value Fund of the AllianceBernstein Trust at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2012

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2011.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2011, $6,352,315 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $70,776,052.

For the taxable year ended November 30, 2011, the Fund designates $65,268,353 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

2011 Federal Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and
John H. Dobkin(1)	Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,	Henry S. D’Auria(2), Vice President
Senior Vice President and	Eric J. Franco(2), Vice President
Independent Compliance Officer	Emilie D. Wrapp, Secretary
Sharon E. Fay(2), Senior Vice President	Joseph J. Mantineo, Treasurer and
Kevin F. Simms(2), Senior Vice President	Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust
Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 79 (2001)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, # 69 (2001)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc., and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi- conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi- conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to March 2003.

Sharon E. Fay 51	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Kevin F. Simms 45	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Henry S. D’Auria 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Eric J. Franco 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Trustees on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$2,314.8	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $85,644 (0.002% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
International Value Fund	Advisor	1.03%	November 30
	Class A	1.33%
	Class B	2.10%
	Class C	2.06%
	Class R	1.56%
	Class K	1.25%
	Class I	0.86%

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	61

investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:5

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund	$2,314.8	International Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum account size: $25m	0.409%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.6 Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

62	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2011 net:

Fund			Fee Schedule	Effective Sub-Adv. Fee		Fund Advisory Fee
International Value Fund	Client # 1		0.40% on first $50 million 0.31% on next $950 million 0.27% on next $1 billion 0.25% on the balance	0.287%		0.750%

	Client # 2	[7],[8]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.547%		0.750%

	Client # 3	[8]	0.60% of average daily net assets	0.600%		0.750%

	Client # 4		0.50% of average daily net assets	0.500%		0.750%

	Client # 5		0.50% on first $100 million 0.46% on next $300 million 0.41% on the balance	0.420%		0.750%

	Client # 6		0.72% on first $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.368%		0.750%

	Client # 7		0.36% of average daily net assets	0.360%		0.750%

	Client # 8		0.35% on first $1 billion 0.325% on the balance	0.336%		0.750%

	Client # 9		0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee	0.197%	[9]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these

7	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

8	The client is an affiliate of the Adviser.

9	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	63

sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

64	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
International Value Fund[14]	0.745	0.750	6/13

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.15

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Fund[17]	1.328	1.328	7/13	1.488	33/144

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	The Fund’s EG includes the Fund, two International Large Cap Value Funds (“ILCV”), five International Large-Cap Core Funds (“ILCC”), two International Multi-Cap Growth Funds (“IMLG”) and two International Multi-Cap Value Funds (“IMLV”).

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

17	The Fund’s EU includes the Fund, EG and all other ILCV, ILCC, IMLG and IMLV, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	65

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased slightly during calendar year 2010, relative to 2009.18

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $8,661, $8,441,726 and $143,297 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an

18	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Fund.

66	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $2,121,488 in fees from the Fund.19

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study was originally published in 2002 based on 1997 data.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	67

size) with the Board of Trustees.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund24 relative to its Lipper Performance Universe (“PU”)25 for the periods ended February 28, 2011.26

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	18.62	16.40	18.60	1/3	9/18
3 year	-8.48	-2.59	-4.56	3/3	17/17
5 year	-2.07	1.61	1.18	3/3	11/11

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

25	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

26	Note that the current Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

68	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending February 28, 2011 Annualized Performance
				Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
International Value Fund	18.62	-8.48	-2.07	7.05	25.55	-0.04	5
MSCI EAFE Index (Net)	20.00	-2.10	2.43	5.65	21.25	0.11	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	69

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investment representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

70	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	71

NOTES

72	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	73

NOTES

74	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	75

NOTES

76	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0151-1111

ANNUAL REPORT

AllianceBernstein

Value Fund

November 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 19, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the annual reporting period ended November 30, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued.

The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may invest in securities of non-U.S. issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2011.

During the 12-month period, the Fund underperformed its benchmark, before sales charges. Stock selection, particularly in energy, consumer cyclicals and capital equipment, detracted, but sector selection helped offset some of the underperformance. An underweight in the financial sector and an overweight in consumer growth benefitted performance.

During the six-month period, the Fund declined in absolute terms and underperformed its benchmark. Security selection was the main detractor, led by energy, technology and consumer cyclicals. Sector selection helped offset the underperformance, particularly an underweight in financials and overweight in consumer growth and consumer staples.

The Fund did not utilize derivatives during the six- and 12-month periods.

Market Review and Investment Strategy

U.S. equity markets began 2011 amid strong corporate earnings, encouraging economic data and an uptick in mergers. By midyear, investor anxiety started to build on concerns of the European sovereign debt crisis and nervousness developed about the end of QE2, the Federal Reserve’s asset-purchasing program. Third-quarter results were plagued by three things:

ALLIANCEBERNSTEIN VALUE FUND •	1

Standard & Poor’s downgrade of its U.S. government debt rating, slowing global growth and continuing fears of a European financial meltdown.

Most recently, markets reacted more positively to favorable U.S. post-Thanksgiving 2011 retail sales and the coordinated action of the Federal Reserve, the European Central Bank, and four other central banks to lower the cost of dollar swaps and help ease strains in the financial markets. The benchmark declined 9.0% for the six-month period, and rose 6.2% for the 12-month period.

The Fund retains a procyclical tilt, as the U.S. Value Senior Management Team (the “Team”) took advantage of the indiscriminate sell-off among economically sensitive stocks to add to energy, technology and consumer names where the Team’s research insights give it a high degree of conviction in their upside potential. The Team continues to emphasize companies with resilient characteristics such as strong profitability and healthy balance sheets. These attributes give the Team greater confidence in a company’s ability to prosper even if conditions weaken more than the Team expects. Notably, the Team has been finding stocks with similar or higher quality than the market, at discounts even bigger than those in early 2009, despite the vast improvement in fundamentals since then. The Team’s research suggests that when markets stop acting purely on macro concerns and gain confidence to reward undervalued stocks with strong cash flows and earnings, the Fund should achieve the performance that it has delivered over the long term.

2	• ALLIANCEBERNSTEIN VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Value Fund†

Class A	-11.87%	1.81%

Class B*	-11.99%	1.68%

Class C	-12.33%	1.00%

Advisor Class**	-11.85%	2.02%

Class R**	-12.20%	1.33%

Class K**	-11.93%	1.73%

Class I**	-11.83%	2.14%

Russell 1000 Value Index	-9.00%	6.17%

†        Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the 12-month period ended November 30, 2011, by 0.01% for all share classes.

*       Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/01 TO 11/30/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Fund Class A shares (from 11/30/01 to 11/30/11) as compared to its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	1.81%	-2.52%
5 Years	-6.46%	-7.27%
10 Years	1.42%	0.98%

Class B Shares
1 Year	1.68%	-2.32%
5 Years	-6.57%	-6.57%
10 Years(a)	1.10%	1.10%

Class C Shares
1 Year	1.00%	0.00%
5 Years	-7.19%	-7.19%
10 Years	0.67%	0.67%

Advisor Class Shares†
1 Year	2.02%	2.02%
5 Years	-6.23%	-6.23%
10 Years	1.71%	1.71%

Class R Shares†
1 Year	1.33%	1.33%
5 Years	-6.79%	-6.79%
Since Inception*	0.52%	0.52%

Class K Shares†
1 Year	1.73%	1.73%
5 Years	-6.45%	-6.45%
Since Inception*	-1.93%	-1.93%

Class I Shares†
1 Year	2.14%	2.14%
5 Years	-6.15%	-6.15%
Since Inception*	-1.63%	-1.63%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.90%, 1.84%, 0.81%, 1.44%, 1.13% and 0.70% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

*	Inception dates: 11/3/03 for Class R shares; and 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-8.04%
5 Years	-7.51%
10 Years	0.93%

Class B Shares
1 Year	-7.76%
5 Years	-6.78%
10 Years(a)	1.04%

Class C Shares
1 Year	-5.55%
5 Years	-7.41%
10 Years	0.62%

Advisor Class Shares†
1 Year	-3.66%
5 Years	-6.46%
10 Years	1.65%

Class R Shares†
1 Year	-4.27%
5 Years	-7.00%
Since Inception*	0.71%

Class K Shares†
1 Year	-3.92%
5 Years	-6.70%
Since Inception*	-1.69%

Class I Shares†
1 Year	-3.58%
5 Years	-6.38%
Since Inception*	-1.38%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

*	Inception dates: 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$881.30	$5.09	1.08%
Hypothetical**	$1,000	$1,019.65	$5.47	1.08%
Class B
Actual	$1,000	$880.10	$5.51	1.17%
Hypothetical**	$1,000	$1,019.20	$5.92	1.17%
Class C
Actual	$1,000	$876.70	$8.47	1.80%
Hypothetical**	$1,000	$1,016.04	$9.10	1.80%
Advisor Class
Actual	$1,000	$881.50	$3.68	0.78%
Hypothetical**	$1,000	$1,021.16	$3.95	0.78%
Class R
Actual	$1,000	$878.00	$6.73	1.43%
Hypothetical**	$1,000	$1,017.90	$7.23	1.43%

(Fund Expenses continued on next page)

8	• ALLIANCEBERNSTEIN VALUE FUND

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$880.70	$5.28	1.12%
Hypothetical**	$1,000	$1,019.45	$5.67	1.12%
Class I
Actual	$1,000	$881.70	$3.25	0.69%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN VALUE FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $382.3

TEN LARGEST HOLDINGS**

November 30, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Pfizer, Inc.	$15,604,425	4.1%
Johnson & Johnson	11,701,376	3.1
General Electric Co.	10,204,674	2.7
JPMorgan Chase & Co.	10,090,026	2.6
Citigroup, Inc.	10,019,208	2.6
ConocoPhillips	9,963,404	2.6
Chevron Corp.	9,757,618	2.5
Hewlett-Packard Co.	9,050,210	2.4
WellPoint, Inc.	7,873,380	2.1
Merck & Co., Inc.	7,353,775	1.9
	$101,618,096	26.6%

*	All data are as of November 30, 2011. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Health Care – 17.6%
Biotechnology – 2.0%
Amgen, Inc.	69,200	$4,007,372
Gilead Sciences, Inc.(a)	89,900	3,582,515

		7,589,887

Health Care Providers & Services – 4.7%
Aetna, Inc.	27,900	1,166,778
Health Net, Inc.(a)	63,200	1,968,048
UnitedHealth Group, Inc.	147,400	7,188,698
WellPoint, Inc.	111,600	7,873,380

		18,196,904

Pharmaceuticals – 10.9%
AstraZeneca PLC (Sponsored ADR)	150,100	6,901,598
Johnson & Johnson	180,800	11,701,376
Merck & Co., Inc.	205,700	7,353,775
Pfizer, Inc.	777,500	15,604,425

		41,561,174

		67,347,965

Consumer Discretionary – 15.5%
Auto Components – 1.4%
Lear Corp.	67,800	2,842,854
TRW Automotive Holdings Corp.(a)	80,100	2,616,066

		5,458,920

Automobiles – 2.0%
Ford Motor Co.(a)	270,400	2,866,240
General Motors Co.(a)	217,500	4,630,575

		7,496,815

Household Durables – 0.6%
Newell Rubbermaid, Inc.	72,860	1,114,758
NVR, Inc.(a)	1,800	1,205,730

		2,320,488

Media – 7.3%
CBS Corp. – Class B	109,100	2,840,964
Comcast Corp. – Class A	221,700	5,025,939
DIRECTV(a)	65,700	3,102,354
Gannett Co., Inc.	266,900	2,898,534
Interpublic Group of Cos., Inc. (The)	186,200	1,746,556
McGraw-Hill Cos., Inc. (The)	44,600	1,904,420
News Corp. – Class A	139,700	2,436,368
Time Warner Cable, Inc. – Class A	63,700	3,852,576
Viacom, Inc. – Class B	93,400	4,180,584

		27,988,295

Multiline Retail – 1.6%
Big Lots, Inc.(a)	49,900	2,001,489
Macy’s, Inc.	92,000	2,974,360
Target Corp.	21,000	1,106,700

		6,082,549

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 2.6%
GameStop Corp. – Class A(a)	53,300	$1,232,296
Home Depot, Inc. (The)	50,500	1,980,610
Limited Brands, Inc.	56,700	2,400,111
Lowe’s Cos., Inc.	174,900	4,199,349

		9,812,366

		59,159,433

Energy – 13.7%
Energy Equipment & Services – 0.9%
Transocean Ltd./Switzerland	79,000	3,385,150

Oil, Gas & Consumable Fuels – 12.8%
Anadarko Petroleum Corp.	25,600	2,080,512
BP PLC (Sponsored ADR)	145,000	6,314,750
Chevron Corp.	94,900	9,757,618
ConocoPhillips	139,700	9,963,404
Devon Energy Corp.	66,200	4,333,452
Exxon Mobil Corp.	52,500	4,223,100
Marathon Oil Corp.	195,700	5,471,772
Marathon Petroleum Corp.	129,800	4,334,022
Royal Dutch Shell PLC (ADR)	24,200	1,694,000
Valero Energy Corp.	37,300	830,671

		49,003,301

		52,388,451

Financials – 13.6%
Capital Markets – 0.5%
Legg Mason, Inc.	77,700	2,061,381

Commercial Banks – 3.4%
BB&T Corp.	93,000	2,154,810
CIT Group, Inc.(a)	27,500	931,150
PNC Financial Services Group, Inc.	32,200	1,745,562
Regions Financial Corp.	79,700	327,567
US Bancorp	23,300	603,936
Wells Fargo & Co.	278,500	7,202,010

		12,965,035

Diversified Financial Services – 6.4%
Bank of America Corp.	285,800	1,554,752
Citigroup, Inc.	364,600	10,019,208
JPMorgan Chase & Co.	325,800	10,090,026
Moody’s Corp.	80,100	2,780,271

		24,444,257

Insurance – 3.3%
ACE Ltd.	42,900	2,982,837
Berkshire Hathaway, Inc.(a)	25,800	2,032,008
Chubb Corp. (The)	18,600	1,254,384

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Travelers Cos., Inc. (The)	105,500	$5,934,375
XL Group PLC	19,000	391,780

		12,595,384

		52,066,057

Information Technology – 11.1%
Communications Equipment – 2.0%
Cisco Systems, Inc.	356,500	6,645,160
Motorola Solutions, Inc.	18,300	854,061

		7,499,221

Computers & Peripherals – 2.9%
Dell, Inc.(a)	88,000	1,386,880
Hewlett-Packard Co.	323,800	9,050,210
Seagate Technology PLC	39,684	678,596

		11,115,686

Electronic Equipment, Instruments & Components – 1.1%
Corning, Inc.	313,100	4,154,837

IT Services – 0.5%
Visa, Inc. – Class A	21,800	2,113,946

Semiconductors & Semiconductor Equipment – 4.6%
Advanced Semiconductor Engineering, Inc. (ADR)	215,600	970,200
Applied Materials, Inc.	328,200	3,537,996
Intel Corp.	276,200	6,880,142
Lam Research Corp.(a)	65,800	2,682,666
Micron Technology, Inc.(a)	587,700	3,520,323

		17,591,327

		42,475,017

Consumer Staples – 8.4%
Beverages – 0.8%
Constellation Brands, Inc. – Class A(a)	162,200	3,158,034

Food & Staples Retailing – 1.2%
Kroger Co. (The)	169,100	3,919,738
Safeway, Inc.	26,300	526,000

		4,445,738

Food Products – 1.5%
ConAgra Foods, Inc.	79,200	2,000,592
Tyson Foods, Inc. – Class A	185,800	3,742,012

		5,742,604

Household Products – 1.8%
Procter & Gamble Co. (The)	106,200	6,857,334

Tobacco – 3.1%
Altria Group, Inc.	193,800	5,560,122
Lorillard, Inc.	42,800	4,777,336

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Philip Morris International, Inc.	10,200	$777,648
Reynolds American, Inc.	14,300	598,598

		11,713,704

		31,917,414

Utilities – 6.7%
Electric Utilities – 2.2%
American Electric Power Co., Inc.	77,800	3,087,104
Edison International	13,200	518,892
Great Plains Energy, Inc.	102,000	2,146,080
NV Energy, Inc.	178,300	2,735,122

		8,487,198

Gas Utilities – 1.0%
Atmos Energy Corp.	64,300	2,199,703
UGI Corp.	58,100	1,740,676

		3,940,379

Multi-Utilities – 3.5%
CenterPoint Energy, Inc.	121,200	2,411,880
CMS Energy Corp.	147,100	3,077,332
DTE Energy Co.	84,200	4,433,130
NiSource, Inc.	103,200	2,364,312
Public Service Enterprise Group, Inc.	30,800	1,014,552

		13,301,206

		25,728,783

Industrials – 6.3%
Aerospace & Defense – 1.0%
Northrop Grumman Corp.	67,700	3,863,639

Airlines – 0.7%
Delta Air Lines, Inc.(a)	325,700	2,644,684

Industrial Conglomerates – 3.6%
General Electric Co.	641,400	10,204,674
Tyco International Ltd.	71,300	3,419,548

		13,624,222

Machinery – 1.0%
Ingersoll-Rand PLC	66,800	2,212,416
Parker Hannifin Corp.	21,400	1,771,492

		3,983,908

		24,116,453

Telecommunication Services – 3.5%
Diversified Telecommunication Services – 3.5%
AT&T, Inc.	222,000	6,433,560
CenturyLink, Inc.	183,100	6,869,912

		13,303,472

14	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.6%
Chemicals – 1.6%
Dow Chemical Co. (The)	71,300	$1,975,723
LyondellBasell Industries NV	125,400	4,096,818

		6,072,541

Total Common Stocks (cost $364,525,503)		374,575,586

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $7,049,888)	7,049,888	7,049,888

Total Investments – 99.8% (cost $371,575,391)		381,625,474
Other assets less liabilities – 0.2%		688,384

Net Assets – 100.0%		$382,313,858

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $364,525,503)	$374,575,586
Affiliated issuers (cost $7,049,888)	7,049,888
Receivable for investment securities sold	3,279,280
Dividends receivable	1,733,276
Receivable for shares of beneficial interest sold	725,466

Total assets	387,363,496

Liabilities
Payable for investment securities purchased	4,129,413
Payable for shares of beneficial interest redeemed	517,875
Advisory fee payable	170,001
Distribution fee payable	31,778
Transfer Agent fee payable	26,587
Administrative fee payable	9,685
Accrued expenses	164,299

Total liabilities	5,049,638

Net Assets	$382,313,858

Composition of Net Assets
Paid-in capital	$632,263,840
Undistributed net investment income	5,746,093
Accumulated net realized loss on investment and foreign currency transactions	(265,746,158)
Net unrealized appreciation on investments	10,050,083

$382,313,858

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$58,821,900	6,835,649	$8.61	*

B	$6,033,470	702,300	$8.59

C	$16,938,760	1,985,392	$8.53

Advisor	$291,020,213	33,709,203	$8.63

R	$2,908,266	342,369	$8.49

K	$4,704,118	554,326	$8.49

I	$1,887,131	220,078	$8.57

*	The maximum offering price per share for Class A shares was $8.99 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2011

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $100,042)	$9,970,518
Affiliated issuers	7,236
Securities lending income	10,351	$9,988,105

Expenses
Advisory fee (see Note B)	2,348,755
Distribution fee—Class A	208,608
Distribution fee—Class B	84,061
Distribution fee—Class C	203,781
Distribution fee—Class R	16,150
Distribution fee—Class K	12,692
Transfer agency—Class A	83,374
Transfer agency—Class B	17,794
Transfer agency—Class C	29,451
Transfer agency—Advisor Class	380,559
Transfer agency—Class R	8,398
Transfer agency—Class K	10,155
Transfer agency—Class I	429
Registration fees	139,520
Custodian	136,835
Trustees’ fees	53,622
Administrative	50,937
Printing	44,024
Audit	42,312
Legal	41,524
Miscellaneous	15,834

Total expenses	3,928,815
Less: expenses waived by the Distributor (see Note C)	(58,843)

Net expenses		3,869,972

Net investment income		6,118,133

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		33,773,304
Foreign currency transactions		(254)
Net change in unrealized appreciation/depreciation of investments		(25,704,284)

Net gain on investment and foreign currency transactions		8,068,766

Net Increase in Net Assets from Operations		$14,186,899

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2011	Year Ended November 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,118,133	$5,569,849
Net realized gain on investment and foreign currency transactions	33,773,050	4,113,873
Net change in unrealized appreciation/depreciation of investments	(25,704,284)	15,178,802

Net increase in net assets from operations	14,186,899	24,862,524
Dividends to Shareholders from
Net investment income
Class A	(758,719)	(1,600,309)
Class B	(90,162)	(288,710)
Class C	(38,282)	(243,267)
Advisor Class	(4,401,902)	(6,505,730)
Class R	(26,734)	(44,187)
Class K	(53,972)	(102,998)
Class I	(30,833)	(454,932)
Transactions in Shares of Beneficial Interest
Net decrease	(67,311,926)	(109,085,741)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	9,830

Total decrease	(58,525,631)	(93,453,520)
Net Assets
Beginning of period	440,839,489	534,293,009

End of period (including undistributed net investment income of $5,746,093 and $5,049,398, respectively)	$382,313,858	$440,839,489

See notes to financial statements.

18	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Trustees. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2011:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$374,575,586		$	– 0	–	$	– 0	–	$374,575,586
Short-Term Investments	7,049,888			– 0	–		– 0	–	7,049,888

Total Investments in Securities	381,625,474			– 0	–		– 0	–	381,625,474
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$381,625,474		$	– 0	–	$	– 0	–	$381,625,474

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2011, such fee amounted to $50,937.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $333,599 for the year ended November 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,189 from the sale of Class A shares and received $2,791, $3,746 and $809 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$13,718	$189,994	$196,662	$7,050	$7

Brokerage commissions paid on investment transactions for the year ended November 30, 2011 amounted to $610,132, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the period August 1, 2007 through July 31, 2008, with respect to Class K shares, payments to the Distributor were voluntarily limited to 0% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2011, such waiver amounted to $58,843. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $484,777, $845,879, $123,829, and $51,289 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$266,932,976		$326,455,848
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$372,259,808

Gross unrealized appreciation	$34,874,742
Gross unrealized depreciation	(25,509,076)

Net unrealized appreciation	$9,365,666

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the year ended November 30, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of November 30, 2011, the Fund had no securities out on loan. The Fund earned securities lending income of $10,351 and $77 from borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$	– 0	–	$3,825	$3,825	$ – 0 –	$	– 0	–*

*	Amount is less than $500.

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class A
Shares sold	619,675	857,010	$5,611,258	$7,150,802

Shares issued in reinvestment of dividends	75,320	171,944	680,135	1,427,128

Shares converted from Class B	299,603	768,798	2,767,759	6,396,406

Shares redeemed	(2,797,505)	(5,880,167)	(25,556,597)	(49,356,353)

Net decrease	(1,802,907)	(4,082,415)	$(16,497,445)	$(34,382,017)

Class B
Shares sold	34,342	69,832	$309,032	$589,566

Shares issued in reinvestment of dividends	9,133	31,508	82,385	261,204

Shares converted to Class A	(299,904)	(770,153)	(2,767,759)	(6,396,406)

Shares redeemed	(234,463)	(530,275)	(2,144,756)	(4,433,614)

Net decrease	(490,892)	(1,199,088)	$(4,521,098)	$(9,979,250)

Class C
Shares sold	88,455	147,296	$802,942	$1,238,759

Shares issued in reinvestment of dividends	3,729	25,843	33,601	213,979

Shares redeemed	(715,730)	(980,693)	(6,511,282)	(8,158,701)

Net decrease	(623,546)	(807,554)	$(5,674,739)	$(6,705,963)

Advisor Class
Shares sold	7,424,971	10,174,054	$66,553,749	$85,338,853

Shares issued in reinvestment of dividends	192,461	340,067	1,737,923	2,825,958

Shares redeemed	(11,728,623)	(14,761,718)	(107,520,596)	(124,510,759)

Net decrease	(4,111,191)	(4,247,597)	$(39,228,924)	$(36,345,948)

Class R
Shares sold	64,548	110,378	$576,277	$922,715

Shares issued in reinvestment of dividends	2,989	5,369	26,720	44,187

Shares redeemed	(132,290)	(96,040)	(1,203,248)	(798,783)

Net increase (decrease)	(64,753)	19,707	$(600,251)	$168,119

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class K
Shares sold	294,563	112,791	$2,539,906	$942,857

Shares issued in reinvestment of dividends	6,057	12,576	53,971	102,996

Shares redeemed	(348,404)	(248,091)	(2,959,725)	(2,083,090)

Net decrease	(47,784)	(122,724)	$(365,848)	$(1,037,237)

Class I
Shares sold	2,690	281,993	$24,277	$2,347,719

Shares issued in reinvestment of dividends	496	52,838	4,443	435,387

Shares redeemed	(48,306)	(2,848,221)	(452,341)	(23,586,551)

Net decrease	(45,120)	(2,513,390)	$(423,621)	$(20,803,445)

For the year ended November 30, 2010, the Fund received $9,830 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2011.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$5,400,604	$9,240,133

Total taxable distributions	5,400,604	9,240,133

Total distributions paid	$5,400,604	$9,240,133

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,732,100
Accumulated capital and other losses	(265,047,749	)(a)
Unrealized appreciation/(depreciation)	9,365,666	(b)

Total accumulated earnings/(deficit)	$(249,949,983)

(a)

On November 30, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $265,047,749 of which $54,183,762 expires in the year 2016, and $210,863,987 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $34,077,263.

ALLIANCEBERNSTEIN VALUE FUND •	29

Notes to Financial Statements

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and return of capital distributions received from underlying securities resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 8.54		$ 8.27		$ 7.08		$ 14.00	$ 14.65

Income From Investment Operations
Net investment income(a)	.11		.08		.13		.24	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		.32		1.30		(5.95)	(.23)

Net increase (decrease) in net asset value from operations	.16		.40		1.43		(5.71)	.01

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.13)		(.24)		(.27)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.09)		(.13)		(.24)		(1.21)	(.66)

Net asset value, end of period	$ 8.61		$ 8.54		$ 8.27		$ 7.08	$ 14.00

Total Return
Total investment return based on net asset value(b)	1.81	%*	4.92	%*	21.01	%*	(44.60)%*	(.01)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,822		$73,768		$105,214		$112,991	$367,098
Ratio to average net assets of:
Expenses	1.09%		1.11	%(c)	1.12%		1.07%	1.02%
Net investment income	1.23%		.97	%(c)	1.87%		2.17%	1.62%
Portfolio turnover rate	64%		64%		58%		23%	28%

See footnote summary on page 37.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.52	$ 8.26	$ 7.08	$ 13.99	$ 14.60

Income From Investment Operations
Net investment income(a)(d)	.10	.07	.13	.23	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	.31	1.29	(5.95)	(.23)

Net increase (decrease) in net asset value from operations	.15	.38	1.42	(5.72)	– 0	–

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.12)	(.24)	(.25)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.08)	(.12)	(.24)	(1.19)	(.61)

Net asset value, end of period	$ 8.59	$ 8.52	$ 8.26	$ 7.08	$ 13.99

Total Return
Total investment return based on net asset value(b)	1.68	%*	4.68	%*	20.87	%*	(44.63	)%*	(.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,034	$10,169	$19,749	$33,655	$108,851
Ratio to average net assets of:
Expenses, net of waivers	1.18%	1.20	%(c)	1.21%	1.12%	1.05%
Expenses, before waivers	1.88%	1.90	%(c)	1.91%	1.82%	1.75%
Net investment income(d)	1.10%	.88	%(c)	1.85%	2.13%	1.56%
Portfolio turnover rate	64%	64%	58%	23%	28%

See footnote summary on page 37.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 8.46		$ 8.20		$ 6.99		$ 13.81	$ 14.51

Income From Investment Operations
Net investment income(a)	.05		.02		.08		.16	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04		.31		1.28		(5.89)	(.22)

Net increase (decrease) in net asset value from operations	.09		.33		1.36		(5.73)	(.09)

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.07)		(.15)		(.15)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.02)		(.07)		(.15)		(1.09)	(.61)

Net asset value, end of period	$ 8.53		$ 8.46		$ 8.20		$ 6.99	$ 13.81

Total Return
Total investment return based on net asset value(b)	1.00	%*	4.07	%*	19.99	%*	(45.02)%*	(.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,939		$22,069		$28,010		$32,949	$97,436
Ratio to average net assets of:
Expenses	1.82%		1.84	%(c)	1.85%		1.79%	1.73%
Net investment income	.50%		.25	%(c)	1.15%		1.47%	.90%
Portfolio turnover rate	64%		64%		58%		23%	28%

See footnote summary on page 37.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 8.57		$ 8.30		$ 7.13		$ 14.11	$ 14.75

Income From Investment Operations
Net investment income(a)	.14		.11		.15		.27	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04		.32		1.31		(6.00)	(.23)

Net increase (decrease) in net asset value from operations	.18		.43		1.46		(5.73)	.06

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.16)		(.29)		(.31)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.12)		(.16)		(.29)		(1.25)	(.70)

Net asset value, end of period	$ 8.63		$ 8.57		$ 8.30		$ 7.13	$ 14.11

Total Return
Total investment return based on net asset value(b)	2.02	%*	5.22	%*	21.36	%*	(44.50)%*	.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$291,020		$324,070		$349,323		$285,379	$443,002
Ratio to average net assets of:
Expenses	.79%		.81	%(c)	.81%		.77%	.72%
Net investment income	1.55%		1.27	%(c)	2.13%		2.52%	1.92%
Portfolio turnover rate	64%		64%		58%		23%	28%

See footnote summary on page 37.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 8.44		$ 8.18		$ 7.02		$ 13.91	$ 14.60

Income From Investment Operations
Net investment income(a)	.08		.05		.11		.20	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04		.32		1.28		(5.90)	(.24)

Net increase (decrease) in net asset value from operations	.12		.37		1.39		(5.70)	(.03)

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.11)		(.23)		(.25)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.07)		(.11)		(.23)		(1.19)	(.66)

Net asset value, end of period	$ 8.49		$ 8.44		$ 8.18		$ 7.02	$ 13.91

Total Return
Total investment return based on net asset value(b)	1.33	%*	4.58	%*	20.55	%*	(44.75)%*	(.33)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,908		$3,435		$3,169		$3,470	$5,940
Ratio to average net assets of:
Expenses	1.43%		1.44	%(c)	1.38%		1.33%	1.32%
Net investment income	.91%		.65	%(c)	1.63%		1.93%	1.43%
Portfolio turnover rate	64%		64%		58%		23%	28%

See footnote summary on page 37.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.43	$ 8.17	$ 7.03	$ 13.95	$ 14.59

Income From Investment Operations
Net investment income(a)	.11	.08	.13	.26	(d)	.28	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04	.32	1.28	(5.93)	(.25)

Net increase (decrease) in net asset value from operations	.15	.40	1.41	(5.67)	.03

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.14)	(.27)	(.31)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.09)	(.14)	(.27)	(1.25)	(.67)

Net asset value, end of period	$ 8.49	$ 8.43	$ 8.17	$ 7.03	$ 13.95

Total Return
Total investment return based on net asset value(b)	1.73	%*	4.95	%*	20.96	%*	(44.59	)%*	.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,704	$5,073	$5,926	$5,039	$12,195
Ratio to average net assets of:
Expenses, net of waivers	1.12%	1.13	%(c)	1.08%	.88%	.83%
Expenses, before waivers	1.12%	1.13	%(c)	1.08%	1.07%	1.01%
Net investment income	1.21%	.96	%(c)	1.85%	2.37	%(d)	1.99	%(d)
Portfolio turnover rate	64%	64%	58%	23%	28%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 8.50		$ 8.24		$ 7.09		$ 14.01	$ 14.66

Income From Investment Operations
Net investment income(a)	.15		.11		.16		.28	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04		.32		1.29		(5.95)	(.23)

Net increase (decrease) in net asset value from operations	.19		.43		1.45		(5.67)	.05

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.17)		(.30)		(.31)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.12)		(.17)		(.30)		(1.25)	(.70)

Net asset value, end of period	$ 8.57		$ 8.50		$ 8.24		$ 7.09	$ 14.01

Total Return
Total investment return based on net asset value(b)	2.14	%*	5.23	%*	21.48	%*	(44.39)%*	.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,887		$2,255		$22,902		$60,713	$137,500
Ratio to average net assets of:
Expenses	.69%		.70	%(c)	.69%		.65%	.72%
Net investment income	1.64%		1.37	%(c)	2.38%		2.59%	1.88%
Portfolio turnover rate.	64%		64%		58%		23%	28%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.01%, 0.04%, 0.04% and 0.06%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	37

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Value Fund of the AllianceBernstein Trust at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2012

38	• ALLIANCEBERNSTEIN VALUE FUND

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2011. For corporate shareholders, 100.00% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2011, the Fund designates $9,757,202 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN VALUE FUND •	39

2011 Federal Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2), Vice President

John D. Phillips, Jr.(2) , Vice President

Greg J. Powell(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul, Phillips and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• ALLIANCEBERNSTEIN VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 79 (2001)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

ALLIANCEBERNSTEIN VALUE FUND •	41

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 69 (2001)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

42	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

ALLIANCEBERNSTEIN VALUE FUND •	43

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable, logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

44	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN VALUE FUND •	45

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

Joseph G. Paul 51	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Christopher W. Marx 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

John D. Phillips, Jr. 64	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Greg J. Powell 53	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

46	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Trustees on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	47

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$464.7	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $77,922 (0.02% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.81 1.11 1.90 1.84 1.44 1.13 0.70	% % % % % % %	November 30

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

48	• ALLIANCEBERNSTEIN VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

ALLIANCEBERNSTEIN VALUE FUND •	49

investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:5

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$464.7	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.312%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.6 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

50	• ALLIANCEBERNSTEIN VALUE FUND

had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2011 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee		Fund Advisory Fee
Value Fund	Client #1[7],[8]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.312%		0.550%

	Client #2	0.30% of average daily net assets	0.300%		0.550%

	Client #3	0.25% on 1st $500 million 0.20% on the balance	0.250%		0.550%

	Client #4	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee	0.150%	[9]	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10

7	The Fund is an affiliate of the Adviser.

8	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

9	The calculation excludes the performance fee.

10	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN VALUE FUND •	51

Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Value Fund	0.550	0.670	4/14

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.14

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Fund	1.114	1.143	7/14	1.195	26/78

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

52	• ALLIANCEBERNSTEIN VALUE FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.16

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).17

16	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Fund.

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN VALUE FUND •	53

During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,180, $692,484 and $14,562 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $384,910 in fees from the Fund.18

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

54	• ALLIANCEBERNSTEIN VALUE FUND

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended February 28, 2011.25

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	18.59	19.44	19.60	11/14	62/88
3 year	-3.18	0.72	0.55	14/14	78/83
5 year	-1.80	2.02	1.81	12/12	73/77

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

24	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN VALUE FUND •	55

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)26 versus its benchmark.27 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2011 Annualized Performance
	1	3	5	Since	Annualized		Risk Period (Year)
	Year (%)	Year (%)	Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Value Fund	18.59	-3.18	-1.80	2.93	19.79	-0.10	5
Russell 1000 Value Index	22.16	-1.17	1.57	4.65	18.83	0.06	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

27	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

28	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

56	• ALLIANCEBERNSTEIN VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	57

AllianceBernstein Family of Funds

NOTES

58	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN VALUE FUND

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0151-1111

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)—(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Value Fund	2010	$30,500	$—	$14,384
	2011	$30,500	$41	$17,444
AB International Value Fund	2010	$30,500	$—	$14,159
	2011	$30,500	$41	$18,330
AB Small - Mid Cap Value Fund	2010	$29,000	$—	$11,589
	2011	$29,000	$41	$18,194
AB Value Fund	2010	$29,000	$—	$11,589
	2011	$29,000	$41	$13,429

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Value Fund	2010	$807,399	$142,099
			$(127,715)
			$(14,384)
	2011	$687,194	$17,485
			$(41)
			$(17,444)

AB International Value Fund	2010	$807,174	$141,874
			$(127,715)
			$(14,159)
	2011	$688,080	$18,371
			$(41)
			$(18,330)

AB Small - Mid Cap Value Fund	2010	$804,604	$139,304
			$(127,715)
			$(11,589)
	2011	$687,944	$18,235
			$(41)
			$(18,194)

AB Value Fund	2010	$804,604	$139,304
			$(127,715)
			$(11,589)
	2011	$683,179	$13,470
			$(41)
			$(13,429)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 24, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 24, 2012